                                  EXHIBIT 10.11

                    Master Lease for the property located at
                       6033 West Century Blvd., Suite 500
                             Los Angeles, California
                               dated June 17, 1997

                              STANDARD OFFICE LEASE
                                       FOR
                                 SKYVIEW CENTER


                                 BY AND BETWEEN


                        ARDEN REALTY LIMITED PARTNERSHIP,
                         A MARYLAND LIMITED PARTNERSHIP,

                                  AS LANDLORD,


                                       AND


                      METROPOLITAN LIFE INSURANCE COMPANY,
                             A NEW YORK CORPORATION,

                                    AS TENANT

                                TABLE OF CONTENTS
                                                                        PAGE
                                                                        ----
ARTICLE 1.....................................BASIC LEASE PROVISIONS       1

ARTICLE 2.......................................................TERM       2

ARTICLE 3.....................................................RENTAL       2

         (a)...........................................Basic Rental.       2

         (b)...............................Increase in Direct Costs.       2

         (c)............................................Definitions.       3

         (d)...............................Determination of Payment.       7

ARTICLE 4....................................COMMUNICATION EQUIPMENT       9

ARTICLE 5...............................................HOLDING OVER       10

ARTICLE 6....................................PERSONAL PROPERTY TAXES       11

ARTICLE 7........................................................USE       11

ARTICLE 8......................................CONDITION OF PREMISES       12

ARTICLE 9....................................REPAIRS AND ALTERATIONS       12

ARTICLE 10.....................................................LIENS       13

ARTICLE 11..........................................PROJECT SERVICES       14

ARTICLE 12........................................RIGHTS OF LANDLORD       16

ARTICLE 13...........INDEMNITY; EXEMPTION OF LANDLORD FROM LIABILITY       16

         (a)..............................................Indemnity.       16

         (b)...................Exemption of Landlord from Liability.       17

ARTICLE 14.................................................INSURANCE       18

         (a).....................................Tenant's Insurance.       18

         (b).......................................Form of Policies.       19

         (c)...................................Landlord's Insurance.       19

         (d)..................................Waiver of Subrogation.       19

                                         i


         (e)....................................Compliance with Law.       20

ARTICLE 15.................................ASSIGNMENT AND SUBLETTING       20

ARTICLE 16.....................................DAMAGE OR DESTRUCTION       23

ARTICLE 17.............................................SUBORDINATION       24

ARTICLE 18............................................EMINENT DOMAIN       25

ARTICLE 19...................................................DEFAULT       25

ARTICLE 20..................................................REMEDIES       26

ARTICLE 21...........................TRANSFER OF LANDLORD'S INTEREST       28

ARTICLE 22....................................................BROKER       28

ARTICLE 23...................................................PARKING       29

ARTICLE 24....................................................WAIVER       30

ARTICLE 25......................................ESTOPPEL CERTIFICATE       30

ARTICLE 26.....................................LIABILITY OF LANDLORD       30

ARTICLE 27..................................... INABILITY TO PERFORM       31

ARTICLE 28...........................................HAZARDOUS WASTE       31

ARTICLE 29................SURRENDER OF PREMISES; REMOVAL OF PROPERTY       33

ARTICLE 30.............................................MISCELLANEOUS       34

         (a).........................Severability; Entire Agreement.       34

         (b)..................Attorneys' Fees; Waiver of Jury Trial.       34

         (c)........................................Time of Essence.       35

         (d)...............................................Headings.       35

         (e)..........................................Reserved Area.       35

         (f)..............................................No Option.       35

         (g)......................Use of Project Name; Improvements.       35

         (h)..................................Rules and Regulations.       35


                                         ii


         (i).......................................Quiet Possession.       36

         (j)...................................................Rent.       36

         (k).................................Successors and Assigns.       36

         (l)................................................Notices.       36

         (m)...............................Persistent Delinquencies.       36

         (n)...........................Right of Landlord to Perform.       36

         (o)...........Access, Changes in Project, Facilities, Name.       37

         (p).........................,,.........Corporate Authority.       37

         (q)...............................Identification of Tenant.       37

         (r)....................................Substitute Premises.       39

         (s)..................................Exhibits and Addendum.       39

ARTICLE 31..........................................OPTION TO EXTEND       39

         (a)...........................................Option Right.       39

         (b)............................................Option Rent.       39

         (c)....................................Exercise of Options.       40

         (d)...........................Determination of Market Rent.       40

ARTICLE 32......................................RIGHT OF FIRST OFFER       41

ARTICLE 33.................................................DIRECTORY       43

ARTICLE 34........................................TERMINATION OPTION       43

Addendum. / / Yes           /X/ No

Exhibit "A"   Premises
Exhibit "B"   Rules and Regulations
Exhibit "C"   Notice of Lease Term Dates and Tenant's Proportionate Share
Exhibit "D"   Tenant Work Letter

                                TABLE OF CONTENTS


                             INDEX OF DEFINED TERMS

DEFINED TERMS                                                             PAGE
-------------                                                             ----
Abatement Event............................................................15
Abatement Notice...........................................................15
ADA........................................................................11
Additional Allowance................................................Exhibit D
Additional Rent.............................................................3
Applicable Reassessment.....................................................4
Approved Working Drawings...........................................Exhibit D
Architect...........................................................Exhibit D
Base Year...................................................................3
Base, Shell and Core................................................Exhibit D
Basic Rental................................................................2
Brokers.....................................................................2
Claims.....................................................................16
Code................................................................Exhibit D
Commencement Date...........................................................1
Communication Equipment.....................................................8
Communication Equipment Notice..............................................8
Construction Drawings...............................................Exhibit D
Contract............................................................Exhibit D
Contractor..........................................................Exhibit D
Damage Repair Estimate.....................................................22
Direct Costs................................................................3
Economic Terms.............................................................40
Eligibility Period.........................................................15
Engineers...........................................................Exhibit D
Estimate....................................................................6
Estimate Statement..........................................................6
Estimated Excess............................................................7
Event of Default...........................................................24
Excess......................................................................6
Expiration Date.............................................................1
Final Costs.........................................................Exhibit D
Final Space Plan....................................................Exhibit D
Final Working Drawings..............................................Exhibit D
First Month's Rent..........................................................2
First Offer Notice.........................................................40
First Offer Space..........................................................39
Force Majeure..............................................................30
Hazardous Material..........................................................6
Interest Notice............................................................38



Landlord....................................................................1
Landlord Delay......................................................Exhibit D
Laws.......................................................................32
Lease.......................................................................1
Lease Year..................................................................2
Market Rent................................................................38
Operating Costs.............................................................5
Option.....................................................................38
Option Rent................................................................38
Option Rent Notice.........................................................38
Option Term................................................................38
Original Tenant............................................................38
Outside Agreement Date.....................................................38
Parking Passes..............................................................2
Partnership Tenant.........................................................36
Permits.............................................................Exhibit D
Permitted Use...............................................................2
Premises....................................................................1
Project.....................................................................1
Proposition 13 Protection Amount............................................4
Proposition 13 Purchase Price...............................................4
Real Property...............................................................3
Reassessment................................................................4
Representative.............................................................30
Review Period...............................................................7
Security Deposit............................................................1
Square Footage..............................................................1
Statement...................................................................7
Structure Passes............................................................2
Superior Leases............................................................39
Superior Rights............................................................40
Surface Passes..............................................................2
Tax Costs...................................................................3
Tax Increase................................................................4
Tenant......................................................................1
Tenant's Acceptance........................................................38
Tenant Improvement Allowance........................................Exhibit D
Tenant Improvement Allowance Items..................................Exhibit D
Tenant Improvements.................................................Exhibit D
Tenant's Agents.....................................................Exhibit D
Tenant's Proportionate Share................................................1
Term........................................................................1
Termination Date...........................................................41
Termination Fee............................................................41
Termination Notice.........................................................41
Termination Option.........................................................41



Transfer...................................................................20
Transfer Premium...........................................................20
Transferee.................................................................20
Uncontrollable Delay................................................Exhibit D

                              STANDARD OFFICE LEASE


         This Standard Office Lease ("Lease") is made and entered into as of this 17th day of June, 1997, by and between ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("Landlord"), and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Tenant").

         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises described as Suite No. 500, as designated on the plan attached hereto and incorporated herein as Exhibit "A" ("Premises"), of the project ("Project") now known as "SKYVIEW CENTER" whose address is 6033 West Century Boulevard, Los Angeles, California for the Term and upon the terms and conditions hereinafter set forth, and Landlord and Tenant hereby agree as follows:


         BASIC LEASE PROVISIONS

A.           TERM:                      Ten (10) years

             COMMENCEMENT DATE:         The earlier of (i) the date Tenant first
                                        commences to conduct business in the
                                        Premises, or October 1, 1997, subject to
                                        Section 5 of the Tenant Work Letter.

             EXPIRATION                 DATE: The last day of the month which is
                                        one hundred twenty (120) months after
                                        the month in which the Commencement Date falls, unless extended or earlier terminated pursuant to this Lease.

B.           SQUARE FOOTAGE:            16,339 rental (15,059 usable) square
                                        feet

C.           BASIC RENTAL:

                                               Annual               Monthly               Monthly Basic Rental
                      Lease Year            Basic Rental         Basic Rental           Per Rentable Square Foot
                      ----------            ------------         ------------           ------------------------
                          1-5               $235,281.60           $19,606.80                     $1.20

                         6-10               $274,495.20           $22,874.60                     $1.40

    D.       BASE YEAR:                                                    1998

    E.       TENANT'S PROPORTIONATE SHARE:                                8.37%

    F.       SECURITY DEPOSIT:                                             None

    G.       PERMITTED USE:                     General office use and employee
                                                training center.


                                         1
                                                                 Initials: ____
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    H.       BROKERS:                           Lee & Associates

    I.       PARKING PASSES:                    Tenant shall have the use of up
                                                to forty-eight (48) unreserved
                                                parking passes in the Project's
                                                surface parking lot ("Surface
                                                Passes") and up to fifteen (15)
                                                unreserved parking passes in the
                                                Project's parking structure
                                                ("Structure Passes"), at the
                                                rate provided in Article 23
                                                hereof.

    J.      FIRST MONTH'S RENT:                 The first full month's rent of
                                                $19,606.80 shall be due and
                                                payable by Tenant to Landlord,
                                                within fifteen (15) days after
                                                Tenant's receipt of the fully
                                                executed Lease.


         TERM
         The Term of this Lease shall commence on the Commencement Date as set forth in Article 1.A. of the Basic Lease Provisions and shall end on the Expiration Date set forth in Article 1.A. of the Basic Lease Provisions. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve
(12) month period during the Lease Term, with the first Lease Year commencing on the Commencement Date; however, (a) if the Commencement Date falls on a day other than the first day of a calendar month, the first Lease Year shall end on the last day of the eleventh (11th) month after the Commencement Date and the second (2nd) and each succeeding Lease Year shall commence on the first day of the next calendar month, and (b) the last Lease Year shall end on the Expiration Date. If Landlord is unable to deliver possession of the Premises to Tenant on or before the anticipated Commencement Date, except as provided in Section 5.3 of the Tenant Work Letter attached hereto as Exhibit "D," Landlord shall not be subject to any liability for its failure to do so, and such failure shall not affect the validity of this Lease nor the obligations of Tenant hereunder.


         RENTAL

         BASIC RENTAL. Tenant agrees to pay to Landlord during the Term hereof, at Landlord's office or to such other person or at such other place as directed from time to time by written notice to Tenant from Landlord, the initial monthly and annual sums as set forth in Article 1.C. of the Basic Lease Provisions, payable in advance on the first day of each calendar month, without demand, setoff or deduction, and in the event this Lease commences or the date of expiration of this Lease occurs other than on the first day or last day of a calendar month, the rent for such month shall be prorated. Notwithstanding the foregoing, the first full month's rent shall be paid to Landlord in accordance with Article 1.J. of the Basic Lease Provisions.

         INCREASE IN DIRECT COSTS. The term "Base Year" means the calendar year set forth in Article 1.D. of the Basic Lease Provisions. If, in any calendar year during the Term of this Lease, the "Direct Costs" (as hereinafter defined) paid or incurred by


                                         2
                                                                 Initials: ____
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


                  Landlord shall be higher than the Direct Costs for the Base Year, Tenant shall pay an additional sum for such and each subsequent calendar year equal to the product of the amount set forth in Article 1.E. of the Basic Lease Provisions multiplied by such increased amount of "Direct Costs." In the event either the Premises and/or the Project is expanded or reduced, then Tenant's Proportionate Share shall be appropriately adjusted, and as to the calendar year in which such change occurs, Tenant's Proportionate Share for such year shall be determined on the basis of the number of days during that particular calendar year that such Tenant's Proportionate Share was in effect. In the event this Lease shall terminate on any date other than the last day of a calendar year, the additional sum payable hereunder by Tenant during the calendar year in which this Lease terminates shall be prorated on the basis of the relationship which the number of days which have elapsed from the commencement of said calendar year to and including said date on which this Lease terminates bears to three hundred sixty (360). Any and all amounts due and payable by Tenant pursuant to Article 3(b), (c) and (d) hereof shall be deemed "Additional Rent" and Landlord shall be entitled to exercise the same rights and remedies upon default in these payments as Landlord is entitled to exercise with respect to defaults in monthly Basic Rental payments.

         DEFINITIONS.  As used herein the term "Direct Costs" shall mean the sum of the following:

                  "Tax Costs," which shall mean any and all real estate taxes and other similar charges on real property or improvements, assessments, water and sewer charges, and all other charges assessed, reassessed or levied upon the Project and appurtenances thereto and the parking or other facilities thereof, or the real property thereunder (collectively the "Real Property") or attributable thereto or on the rents, issues, profits or income received or derived therefrom which are assessed, reassessed or levied by the United States, the State of California or any local government authority or agency or any political subdivision thereof, and shall include Landlord's reasonable legal fees, costs and disbursements incurred in connection with proceedings for reduction of Tax Costs or any part thereof; provided, however, if at any time after the date of this Lease the methods of taxation now prevailing shall be altered so that in lieu of or as a supplement to or a substitute for the whole or any part of any Tax Costs, there shall be assessed, reassessed or levied (a) a tax, assessment, reassessment, levy, imposition or charge wholly or partially as a net income, capital or franchise levy or otherwise on the rents, issues, profits or income derived therefrom, or (b) a tax, assessment, reassessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the Real Property and imposed upon Landlord, or (c) a license fee measured by the rent payable under this Lease, then all such taxes, assessments, reassessments or levies or the part thereof so measured or based, shall be deemed to be included in the term "Direct Costs." Any taxes or assessments that may be paid over more than a one-year period shall be apportioned evenly over the


                                         3
                                                                 Initials: ____
                                                                           ____
                        maximum period of payment time permitted by applicable law and only the portion thereof attributable to a given year shall be included in Tax costs for that year. Tax Costs shall not include (i) any federal, state or local income, profit, franchise, privilege, capital levy, excise, inheritance, estate, succession, gift, deed, conveyance or transfer taxes or (ii) any penalties or interest for the late payment thereof. In no event shall Tax Costs included in Direct Costs for any year subsequent to the Base Year be less than the amount of Tax Costs included in direct Costs for the Base Year. In addition, when calculating Tax Costs for the Base Year, special assessments shall only be deemed included in Tax Costs for the Base Year to the extent that such special assessments are included in Tax
                        Costs for the applicable subsequent calendar year during the Term.

         Notwithstanding anything to the contrary contained in this Lease, in the event that, at any time during the first three (3) Lease Years, any sale, refinancing, or change in ownership of the Real Property is consummated, and as a result thereof, and to the extent that in connection therewith, the Real Property is reassessed (the "Reassessment") for real estate tax purposes by the appropriate governmental authority pursuant to the terms of Proposition 13, then the following provisions shall apply to such Reassessment of the Real Property.

         For purposes of this Section 3(c)(i), the term "Tax Increase" shall mean that portion of the Tax Costs, as calculated immediately following the Reassessment, which is attributable solely to the Reassessment. Accordingly, the term Tax Increase shall not include any portion of the Tax Costs, as calculated immediately following the Reassessment, which (i) is attributable to the initial assessment of the value of the Real Property, the base, shell and core of the Project or the tenant improvements located in the Building, (ii) is attributable to assessments which were pending immediately prior to the Reassessment which assessments were conducted during, and included in, such Reassessment, or which assessments were otherwise rendered unnecessary following the Reassessment, or
(iii) is attributable to the annual inflationary increase of real estate taxes permitted to be assessed annually under Proposition 13. During the first three
(3) years of the initial Lease Term, any Tax Increase shall be excluded from Tax Costs. After the first three (3) years of the initial Lease Term, any Tax Increase shall be included in Tax Costs.

         The amount of Tax Costs which Tenant is not obligated to pay or will not be obligated to pay during the first three (3) years of the initial Lease Term in connection with a particular Reassessment pursuant to the terms of this
Section 3(c)(i), shall be sometimes referred to hereafter as a "Proposition 13 Protection Amount." If the occurrence of a Reassessment is reasonably foreseeable by Landlord and the Proposition 13 Protection Amount attributable to such Reassessment can be reasonably quantified or estimated for each Lease Year commencing with the Lease Year in which the Reassessment will occur, the terms of this Section 3(c)(i) shall apply to each such Reassessment. Upon notice to Tenant, Landlord shall have the right to purchase the Proposition 13 Protection Amount relating to the Applicable Reassessment (the "Applicable Reassessment"), at any time during the Lease Term, by paying to Tenant an amount equal to the Proposition 13 Purchase Price, as that term is defined below, provided that the right of any successor of Landlord to exercise its right of repurchase hereunder shall not apply to any Reassessment which results from the event pursuant to which such successor of Landlord


                                         4
                                                                 Initials: ____
                                                                           ____
became the Landlord under this Lease. As used herein, "Proposition 13
Purchase Price" shall mean the present value of the Proposition 13 Protection Amount remaining during the Lease Term, as of the date of payment of the Proposition 13 Purchase Price by Landlord. Such present value shall be calculated (i) by using the portion of the Proposition 13 Protection Amount attributable to each remaining Lease Year (as though the portion of such Proposition 13 Protection Amount benefited Tenant at the end of each Lease
Year), as the amounts to be discounted, and (ii) by using discount rates for each amount to be discounted equal to (A) the prime interest rate, as reported in the Wall Street Journal as of the date of Landlord's exercise of its right to purchase, as set forth in this Section 3(c)(i), plus (B) two percent (2%) per annum. Upon such payment of the Proposition 13 Purchase
Price, the provisions of the immediately preceding paragraph of Section
3(c)(i) of this Lease shall not apply to any Tax Increase attributable to the Applicable Reassessment. Since Landlord is estimating the Proposition 13 Purchase Price because a Reassessment has not yet occurred, then when such Reassessment occurs, if Landlord has underestimated the Proposition 13
Purchase Price, then upon notice by Landlord to Tenant, Tenant's Basic Rental next due shall be credited with the amount of such underestimation, and if Landlord overestimates the Proposition 13 Purchase Price, then upon notice by Landlord to Tenant, Basic Rental next due shall be increased by the amount of the overestimation.

                  "Operating Costs," which shall mean all costs and expenses incurred by Landlord in connection with the maintenance, operation, replacement, ownership and repair of the Project, the equipment, the intrabuilding network cable, adjacent walks, malls and landscaped and common areas and the parking structure, areas and facilities of the Project, including, but not limited to, salaries, wages, medical, surgical and general welfare benefits and pension payments, payroll taxes, fringe benefits, employment taxes, workers' compensation, uniforms and dry cleaning thereof for all persons who perform duties connected with the operation, maintenance and repair of the project, its equipment, the intrabuilding network cable and the adjacent walks and landscaped areas, including janitorial, gardening, security, parking, operating engineer, elevator, painting, plumbing, electrical, carpentry, heating, ventilation, air conditioning, window washing, hired services, the rental expense of personal property used in the maintenance, operation and repair of the Project, accountant's fees incurred in the preparation of rent adjustment statements, legal fees, real estate tax consulting fees, personal property taxes on property used in the maintenance and operation of the Project, capital expenditures incurred to effect economies of operation and capital expenditures required by government regulations, laws, or ordinances including, but not limited to the American with Disabilities Act; the cost of all charges for electricity, gas, water and other utilities furnished to the Project, including any taxes thereon; the cost of all charges for fire and extended coverage, liability and all other insurance for the Project carried by Landlord; the cost of all building and cleaning supplies and materials; the cost of all charges for cleaning, maintenance and service contracts and other services with independent contractors and administration fees; a property management

                                         5
                                                                 Initials: ____
                                                                           ____
                           fee (which fee may be imputed if Landlord has internalized management or otherwise acts as its own property manager) and license, permit and inspection fees relating to the Project. In the event, during any calendar year including the Base Year, the Project is less than ninety-five percent (95%) occupied at all times, Operating Costs shall be adjusted to reflect the Operating Costs of the Project as though ninety-five percent (95%) were occupied at all times, and the increase or decrease in the sums owned hereunder shall be based upon such Operating Costs as so adjusted.
                           Notwithstanding anything to the contrary set forth in this Article 3, when calculating Operating Costs for the Base Year, Operating Costs shall exclude
                           (a) market-wide labor-rate increases due to extraordinary circumstances including, but not limited to, boycotts and strikes, (b) utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages, and (c) amortization of any capital items including, but not limited to, capital improvements, capital repairs and capital replacements (including such amortized costs where the actual improvement, repair or replacement was made in prior years).


         Notwithstanding anything above to the contrary, Operating Costs shall not include (1) the cost of providing any service directly to and paid directly by any tenant (outside of such tenant's Direct cost payments); (2) the cost of any items for which Landlord is reimbursed by insurance proceeds, condemnation awards, a tenant of the Project, or otherwise to the extent so reimbursed; (3) any real estate brokerage commissions or other costs incurred in procuring tenants, or any fee in lieu of commission; (4) depreciation, amortization of principal and interest on mortgages or ground lease payments (if any); (5) costs of items considered capital repairs, replacements, improvements and equipment under generally accepted accounting principles consistently applied except as expressly included in Operating Costs pursuant to the definition above; (6) costs incurred by Landlord due to the violation by Landlord or any tenant of the terms and conditions of any lease of space in the Project or any law, code, regulation, ordinance or the like; (7) Landlord's general corporate overhead and general and administrative expenses;
(8) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord (other than in the parking facility for the Project); (9) costs incurred in connection with upgrading the Project to comply with disability, life, seismic, fire and safety codes, ordinances, statutes, or other laws in effect prior to the Commencement Date, including, without limitation, the ADA, including penalties or damages incurred due to such non-compliance; and (10) costs incurred to (i) comply with laws relating to the removal of any "Hazardous Material," as that term is defined in Article 28 of this Lease, which was in existence on the Project prior to the Commencement Date, and was of such a nature that a federal, state or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions that it then existed on the Project, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto, and
(ii) to remove, remedy, contain, or treat any Hazardous Material, which Hazardous Material is brought onto the Project after the date hereof by Landlord or any other tenant of the Project and is of such a nature, at that time, that a federal, state or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the


                                         6
                                                                 Initials: ____
                                                                           ____
conditions, that it then exists on the Project, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto.

         DETERMINATION OF PAYMENT.

                  If for any calendar year ending or commencing within the Term,
                          Tenant's Proportionate Share of Direct Costs for such calendar year exceeds Tenant's Proportionate Share of Direct Costs for the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Sections 3(d)(ii) and (iii), below, and as additional rent, an amount equal to the excess (the "Excess").

                  Landlord shall give Tenant a yearly expense estimate statement
                          (the "Estimate Statement") which shall set forth Landlord's reasonable estimate (the "Estimate") of what the total amount of Direct Costs for the then-current calendar year shall be and the estimated Excess (the "Estimated Excess") as calculated by comparing Tenant's Proportionate Share of Direct Costs for such calendar year, which shall be based upon the Estimate, to Tenant's Proportionate Share of Direct Costs for the Base Year. The failure of Landlord to timely furnish the Estimate statement for any calendar year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this
                          Article 3. If pursuant to the Estimate Statement an Estimated Excess is calculated for the then-current calendar year, Tenant shall pay, with its next installment of Monthly Basic Rental due, a fraction of the estimated Excess for the then-current calendar year reduced by any amounts paid pursuant to the last sentence of this Section 3(d)(ii)). Such fraction shall have as its numerator the number of months which have elapsed in such current calendar year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the Monthly Basic Rental installments, an amount equal to one-twelfth (1/12th) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

                  In addition, Landlord shall endeavor to give to Tenant on or before the first day of April following the end of each calendar year, a statement (the "Statement") which shall state the Direct Costs incurred or accrued for such preceding calendar year, and which shall indicate the amount, if any, of the Excess. Upon receipt of the Statement for each calendar year during the Term, if amounts paid by Tenant as Estimated Excess are less than the actual Excess as specified on the Statement, Tenant shall pay, with its next installment of Monthly Basic Rental due, the full amount of the Excess for such calendar year, less the amounts, if any, paid during such calendar year as Estimated Excess. If, however, the Statement indicates that amounts paid by Tenant as Estimated Excess are greater than the actual Excess as specified on the Statement, such overpayment

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                          shall be credited against Tenant's next installments
                          of Estimated Excess. The failure of Landlord to timely furnish the Statement for any calendar year shall not prejudice Landlord from enforcing its rights under this Article 3. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Proportionate Share of the Direct Costs for the calendar year in which this Lease terminates, if an Excess is present, Tenant shall immediately pay to Landlord an amount as calculated pursuant to the provisions of this Article 3(d). The provisions of this Section 3(d)(iii) shall survive the expiration or earlier termination of the Term.

                  Within one hundred twenty (120) days after receipt of a
                          Statement by Tenant ("Review Period"), if Tenant disputes the amount set forth in the Statement, Tenant's employees or an independent certified public accountant (which accountant is a member of a nationally or regionally recognized accounting firm), designated by Tenant, may, after reasonable notice to Landlord and at reasonable times, inspect Landlord's records, provided that Tenant is not then in default after expiration of all applicable cure periods and provided further that Tenant and such accountant or representative shall, and each of them shall use their commercially reasonable efforts to cause their respective agents and employees to, maintain all information contained in Landlord's records in strict confidence. Notwithstanding the foregoing, Tenant shall only have the right to review Landlord's records one (1) time during any twelve (12) month period. Tenant's failure to dispute the amounts set forth in any Statement within the Review Period shall be deemed to be Tenant's approval of such Statement and Tenant, thereafter, waives the right or ability to dispute the amounts set forth in such Statement. If after such inspection, but within thirty (30) days after the Review Period, Tenant notifies Landlord in writing that Tenant still disputes such amounts, a certification as to the proper amount shall be made, at Tenant's expense, by an independent certified public accountant selected by Landlord and who is a member of a nationally or regionally recognized accounting firm. Landlord shall cooperate in good faith with Tenant and the accountant to show Tenant and the accountant the information upon which the certification is to be based. However, if such certification by the accountant proves that the Direct Costs set forth in the Statement were overstated by more than ten percent (10%), then the cost of the accountant and the cost of such certification, the parties shall make such appropriate payments or reimbursements, as the case may be, to each other, as are determined to be owing pursuant to such certification.

                  If the Project is a part of a multi-building development,
                          those Direct Costs attributable to such development as a whole (and not attributable solely to any individual building therein) shall be allocated by Landlord to the

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                          Project and to the other buildings within such
                          development on an equitable basis.


         COMMUNICATION EQUIPMENT

         If Tenant desires to use the roof of the Project to install communication equipment to be used from the Premises, Tenant may so notify Landlord in writing ("Communication Equipment Notice"), which Communication Equipment Notice shall generally describe the specifications for the equipment desired by Tenant. If at the time of Landlord's receipt of the Communication Equipment Notice, Landlord reasonably determines that space is available on the roof of the Project for such equipment, and that such use by Tenant would not interfere with the rights of any other tenant of the Building, then subject to all governmental laws, rules and regulations, Tenant and Tenant's contractors (which shall first be reasonably approved by Landlord) shall have the right and access to install, repair, replace, remove, operate and maintain one (1) so-called "satellite dish" or other similar device, such as antennae (collectively, "Communication Equipment") no greater than eighteen (18) inches in diameter, together with all cable, wiring, conduits and related equipment, for the purpose of receiving and sending radio, television, computer, telephone or other communication signals, at a location on the roof of the Project designated by Landlord. Landlord shall have the right to require Tenant to relocate the Communication Equipment at any time to another location on the roof of the Project reasonably approved by Tenant. Tenant shall retain Landlord's designated roofing contractor to make any necessary penetrations and associated repairs to the roof in order to preserve Landlord's roof warranty. Tenant's installation and operation of the Communication Equipment shall be governed by the following terms and conditions:

         Tenant's right to install, replace, repair, remove, operate and maintain the Communication Equipment shall be subject to all governmental laws, rules and regulations and Landlord makes no representation that such laws, rules and regulations permit such installation and operation.

         All plans and specification for the Communication Equipment shall be subject to Landlord's reasonable approval, which approval shall not be unreasonably withheld or delayed.

         All costs of installation, operation and maintenance of the Communication Equipment and any necessary related equipment (including, without limitation, costs of obtaining any necessary permits and connections to the Project's electrical system) shall be borne by Tenant.

         It is expressly understood that Landlord retains the right to use the roof of the Project for any purpose whatsoever provided that Landlord shall not unduly interfere with Tenant's use of the Communication Equipment.

         Tenant shall use the Communication Equipment so as not to cause any interference to other tenants in the Project or to other tenants of the Project or with any other

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                  tenant's Communication Equipment, and not to damage the
                  Project or interfere with the normal operation of the Project.

         Landlord shall not have any obligations with respect to the Communication Equipment. Landlord makes no representation that the Communication Equipment will be able to receive or transmit communication signals without interference or disturbance (whether or not by reason of the installation or use of similar equipment by others on the roof of the Project) and Tenant agrees that Landlord shall not be liable to Tenant therefor.

         Tenant shall (i) be solely responsible for any damage caused as a result of the Communication Equipment, (ii) promptly pay any tax, license or permit fees charged pursuant to any laws or regulations in connection with the installation, maintenance or use of the Communication Equipment and comply with all precautions and safeguards recommended by all governmental authorities, and (iii) pay for all necessary repairs, replacements to or maintenance of the Communication Equipment.

         The Communication Equipment shall remain the sole property of Tenant.
                  Tenant shall remove the Communication Equipment and related equipment at Tenant's sole cost and expense upon the expiration or sooner termination of this Lease or upon the imposition of any governmental law or regulation which may require removal, and shall repair the Project upon such removal to the extent required by such work of removal. If Tenant fails to remove the Communication Equipment and repair the Project within fifteen (15) days after the expiration or earlier termination of this Lease, Landlord may do so at Tenant's expense. The provisions of this Section 4(h) shall survive the expiration or earlier termination of this Lease.

         The Communication Equipment shall be deemed to constitute a portion of the Premises for purposes of Articles 13 and 14 of this Lease.


         HOLDING OVER

         Should Tenant, without Landlord's written consent, hold over after termination of this Lease, Tenant shall become a tenant from month-to-month, only upon each and all of the terms herein provided as may be applicable to a month-to-month tenancy and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay in advance, monthly, rent at one hundred fifty percent (150%) of the rate in effect for the last month of the Term of this Lease, in addition to, and not in lieu of, all other payments (other than Basic Rental) required to be made by Tenant hereunder including but not limited to Tenant's Proportionate Share of any increase in Direct Costs. Nothing contained in this Article 5 shall be construed as consent by Landlord to any holding over of the Premises by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or earlier termination of the Term. If, without Landlord's prior written consent, Tenant fails to surrender the Premises upon the expiration or termination of this Lease, Tenant agrees to indemnify, defend and hold Landlord harmless from

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all costs, loss, expense or liability, including without limitation, claims made by any succeeding tenant and real estate brokers claims and attorney's fees.

         PERSONAL PROPERTY TAXES

         Tenant shall pay, prior to delinquency, all taxes assessed against or levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises. In the event any or all of Tenants trade fixtures, furnishings, equipment and other personal property shall be assessed and taxed with property of Landlord, or if the cost or value of any leasehold improvements in the Premises exceeds the cost or value of a Project-standard buildout as determined by Landlord and, as a result, real property taxes for the Project are increased, Tenant shall pay to Landlord its share of such taxes within thirty (30) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property or above-standard improvements. Tenant shall assume and pay to Landlord at the time of paying Basic Rental any excise, sales, use, rent, occupancy, garage, parking, gross receipts or other taxes (other than net income taxes) which may be imposed on or on account of letting of the Premises or the payment of Basic Rental or any other sums due or payable hereunder, and which Landlord may be required to pay or collect under any law now in effect or hereafter enacted. Tenant shall pay directly to the party or entity entitled thereto all business license fees, gross receipts taxes and similar taxes and impositions which may from time to time be assessed against or levied upon Tenant, as and when the same become due and before delinquency. Notwithstanding anything to the contrary contained herein, any sums payable by Tenant under this
Article 6 shall not be included in the computation of "Tax Costs."


         USE

         Tenant shall use and occupy the Premises only for the use set forth in
Article 1.G. of the Basic Lease Provisions and shall not use or occupy the premises or permit the same to be used or occupied for any other purpose without the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole and absolute discretion, and Tenant agrees that it will use the Premises in such a manner so as not to interfere with or infringe the rights of other tenants in the Project. Tenant shall not violate the laws, statutes, ordinances and governmental regulations or requirements now in force or which may hereafter be in force relating to or affection (i) the condition, use or occupancy of the Premises or the Project excluding structural changes to the Project not related to Tenant's particular use of the Premises, and (ii) improvements installed or constructed in the Premises by or for the benefit of Tenant. Tenant shall not do or permit to be done anything which would invalidate or increase the cost of any fire and extended coverage insurance policy covering the Project and/or the property located therein and Tenant shall not violate the rules, orders, regulations and requirements of any organization which sets out standards, requirements or recommendations commonly referred to by major fire insurance underwriters. Tenant shall promptly upon demand reimburse Landlord for any additional premium charges for any such insurance policy assessed or increased by reason of Tenant's violation of the provisions of this Article. Landlord shall take the necessary steps to comply with what Landlord reasonably believes are the requirements of the Americans

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


With Disabilities Act ("ADA") in effect as of the date of this Lease as it pertains to the common areas within the Project including, without limitation, restrooms and elevators. Operating Costs shall not include any cost incurred by Landlord in connection with upgrading the Project to comply with the requirements of the ADA that are in effect as of the date of this Lease, including penalties or damages incurred due to such noncompliance. Tenant shall, at its sole cost and expense, be responsible for complying with ADA requirements within the Premises following Landlord's delivery of the Premises to Tenant.

         CONDITION OF PREMISES

         The Premises shall be initially improved as provided in, and subject to, the Tenant Work Letter attached hereto as Exhibit "D" and made a part hereof. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Project were at such time in satisfactory condition, subject to punch list items and any latent design and construction defects. Tenant hereby waives Sections 1941 and 1942 of the Civil Code of California or any successor provision of law.

         Landlord reserves the right from time to time, but subject to payment by and/or reimbursement from Tenant as otherwise provided herein: (i) to install, use, maintain, repair, replace and relocate for service to the Premises and/or other parts of the Project pipes, ducts, conduits, wires, appurtenant fixtures, and mechanical systems, wherever located in the Premises or the Project, (ii) to alter, close or relocate any facility in the Premises or the Common Areas or otherwise conduct any of the above activities for the purpose of complying with a general plan for fire/life safety for the Project or otherwise and (iii) to comply with any federal, state or local law, rule or order with respect thereto or the regulation thereof not currently in effect. Landlord shall attempt to perform any such work with the least inconvenience to Tenant as possible, but in no event shall Tenant be permitted to withhold or reduce Basic Rental or other charges due hereunder as a result of same or otherwise make claim against Landlord for interruption or interference with Tenant's business and/or operations.


         REPAIRS AND ALTERATIONS

         Landlord shall maintain the structural portions of the Project including the foundation, floor/ceiling slabs, roof, curtain wall, exterior glass, columns, beams, shafts, stairs, stairwells, elevator cabs and common areas and shall also maintain and repair the basic mechanical, electrical, lifesafety, plumbing, sprinkler systems and heating, ventilating and air-conditioning systems (provided, however, that Landlord's obligation with respect to any such systems shall be to repair and maintain those portions of the systems located in the core of the Project or in other areas outside of the Premises, but Tenant shall be responsible to repair and maintain any distribution of such systems throughout the Premises). Except as expressly provided as Landlord's obligation in this Article 9, Tenant shall keep the Premises in good condition and repair. All damage or injury to the Premises or the Project caused by the act or negligence of Tenant, its employees, agents or visitors, guests, invitees or licensees or by the use of the Premises shall be promptly repaired by Tenant, at its sole cost and expense, but only to the extent such damage or injury is not covered by insurance, to the satisfaction of Landlord; provided,

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

however, that for damage to the Project as a result of casualty, Landlord shall have the right (but not the obligation) to select the contractor and oversee all such repairs. Landlord may make any repairs which are not promptly made by Tenant after Tenant's receipt of written notice and the reasonable opportunity of Tenant to make said repair within thirty (30) days from receipt of said written notice, and charge Tenant for the cost thereof, which cost shall be paid by Tenant within fifteen (15) days from invoice from Landlord. Tenant shall be responsible for the design and function of all non-standard improvements of the Premises, whether or not installed by Landlord at Tenant's request. Tenant waives all rights to make repairs at the expense of Landlord, or to deduct the cost thereof from the rent. Tenant shall make no alterations, changes or additions in or to the Premises without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord in writing and upon the approval by Landlord in writing of fully detailed and dimensioned plans and specifications pertaining to the work in question, to be prepared and submitted by Tenant at its sole cost and expense. Tenant shall at its sole cost and expense obtain all necessary approvals and permits pertaining to any work approved by Landlord. If Landlord, in approving any work, specifies a Commencement Date therefor, Tenant shall not commence any work prior to such date. If permitted alterations, changes, or additions are made, they shall be made at Tenant's sole cost and expense and shall be and become the property of Landlord, except that Landlord may, by written notice to Tenant given at least thirty (30) days prior to the end of the Term, require Tenant at Tenant's expense to remove all partitions, counters, railings and the like installed by Tenant, and to repair any damages to the Premises caused by such removal. Any and all costs attributable to or related to the applicable building codes of the city in which the Project is located (or any other authority having jurisdiction over the Project) arising from Tenants plans, specifications, improvements, alterations or otherwise shall be paid by Tenant at its sole cost and expense. With regard to repairs, alterations or any other work arising from or related to this Article 9, Landlord shall be entitled to receive an administrative/supervision fee (which fee shall vary depending upon whether or not Tenant orders the work directly from Landlord but which fee shall in no event exceed five percent (5%) of the cost of such work) sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work. The construction of initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 9.

         LIENS

         Tenant shall keep the Premises and the Project free from any mechanics' liens, vendors liens or any other liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Before commencing any work of alteration, addition or improvement to the Premises, Tenant shall given Landlord at least ten (10) business days' written notice of the proposed commencement of such work (to afford Landlord an opportunity to post appropriate notices of non-responsibility). In the event that there shall be recorded against the Premises or the Project or the property of which the Premises is a part any claim or lien arising out of any such work performed, materials furnished or obligations incurred by Tenant and such claim or lien shall not be removed or discharged by Tenant within thirty (30) days of notice by Tenant to Landlord, Landlord shall have the right but not the obligation to pay and discharge said lien without regard to whether such lien shall be lawful or correct or to require that Tenant deposit

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


with Landlord in cash, lawful money of the United States, on hundred fifty percent (150%) of the amount of such claim, which sum may be retained by Landlord until such claim shall have been removed of record or until judgment shall have been rendered on such claim and such judgment shall have become final, at which time Landlord shall have the right to apply such deposit in discharge of the judgment on said claim and any costs, including attorneys' fees incurred by Landlord, and shall remit the balance thereof to Tenant.

         PROJECT SERVICES

         Landlord agrees to furnish to the Premises, at a cost to be included in Operating Costs, from 8:00 a.m. to 6:00 p.m. Mondays through Fridays and 9:00 a.m. to 1:00 p.m. on Saturdays, excepting local and national holidays, air conditioning and heat all in such reasonable quantities as in the judgment of Landlord is reasonably necessary for the comfortable occupancy of the Premises. In addition, Landlord shall provide electric current for normal lighting and normal office machines, elevator service and water on the same floor as the Premises for lavatory and drinking purposes in such reasonable quantities as in the judgment of Landlord is reasonably necessary for general office use. Janitorial and maintenance services shall be furnished five (5) days per week, excepting local and national holidays. Tenant shall comply with all rules and regulations which Landlord may reasonably establish for the proper functioning and protection of the common area air conditioning, heating, elevator, electrical intrabuilding network cable and plumbing systems. Landlord shall not be liable for, and there shall be no rent abatement as a result of, any stoppage, reduction or interruption of any such services caused by governmental rules, regulations or ordinances, riot, strike, labor disputes, breakdowns, accidents, necessary repairs or other cause. Except as specifically provided in this Article 11, Tenant agrees to pay for all utilities and other services utilized by Tenant and additional building services furnished to Tenant not uniformly furnished to all tenants of the Project at the rate generally charged by Landlord to tenants of the Project.

         Tenant will not, without the prior written consent of Landlord, use any apparatus or device in the Premises which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect any apparatus, machine or device with water pipes or electric current (except through existing electrical outlets in the Premises), for the purpose of using electric current or water.

         If Tenant shall require electric current in excess of that which Landlord is obligated to furnish under Article 11(b) above, Tenant shall first obtain the written consent of Landlord, which Landlord may refuse in its sole and absolute discretion, to the use thereof and Landlord may cause an electric current meter or submeter to be installed in the Premises to measure the amount of such excess electric current consumed by Tenant in the Premises. The cost of any such meter and of installation, maintenance and repair thereof shall be paid for by Tenant and

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


                  Tenant agrees to pay to Landlord, promptly upon demand therefore by Landlord, for all such excess electriccurrent consumed by any such use as shown by said meter at the rates charged for such service by the city in which the Project is located or the local public utility, as the case may be, furnishing the same, plus any additional expense incurred by Landlord in keeping account of the electric current so consumed.

         If any lights, machines or equipment (including by not limited to computers) are used by Tenant in the Premises which materially affect the temperature otherwise maintained by the air conditioning system, or generate substantially more heat in the Premises than would be generated by the building standard lights and usual office equipment, Landlord shall have the right to install any machinery and equipment which Landlord reasonably deems necessary to restore temperature balance, including but not limited to modifications to the standard air conditioning equipment, and the cost thereof, including the cost of installation and any additional cost of operation and maintenance occasioned thereby, shall be paid by Tenant to Landlord upon demand by Landlord. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

         If Tenant requires heating, ventilation and/or air conditioning during times other than the times provided in Article 11(a) above, Tenant shall given Landlord such advance notice as Landlord shall reasonably require and shall pay Landlord's standard charge for such after-hours use.

         Landlord may impose a reasonable charge for any utilities or services
                  (other than electric current and heating, ventilation and/or air conditioning which shall be governed by Articles 11(c) and
                  (e) above) utilized by Tenant in excess of the amount or type that Landlord reasonably determines is typical for the use set forth in Article 1.G. of this Lease.

         In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, as a result of any failure to provide services or access to the Premises (an "Abatement Event"), then Tenant shall give Landlord notice ("Abatement Notice") of such Abatement Event, and if such Abatement Event continues beyond the "Eligibility Period" (as that term is defined below), then the Basic Rental and Tenant's Proportionate Share of Direct Costs and Tenant's obligation to pay for parking shall be abated entirely or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rental area of the Premises; provided, however, in the event that Tenant is prevented from using, and does not use, a portion o the Premises for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not

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


                  conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conduction its business therein, the Basic Rental and Tenant's Proportionate Share of Direct Costs and Tenant's obligation to pay for parking for the entire Premises shall be abated entirely for such time as Tenant continues to be so prevented from using, and does not use, the Premises. If, however, Tenant reoccupies any portion of the Premises during such period, the rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date Tenant reoccupies such portion of the Premises. The term "Eligibility Period" shall mean a period of five (5) consecutive business days after Landlord's receipt of any Abatement Notice(s). Such right to abate Basic Rental and Tenant's Proportionate Share of Direct Costs shall be Tenant's sole and exclusive remedy at law or in equity for an Abatement Event.

         RIGHTS OF LANDLORD

         Landlord and its agents shall have the right to enter the Premises at all reasonable times for the purpose of cleaning the Premises, examining or inspecting the same, serving or posting and keeping posted thereon notices as provided by law, or which Landlord deems necessary for the protection of Landlord or the Property, showing the same to prospective tenants or purchasers of the Project, in the case of an emergency, and for making such alterations, repairs, improvements or additions to the Premises or to the Project as Landlord may deem necessary or desirable. If Tenant shall not be personally present to open and permit an entry into the Premises at any time when such an entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key or may enter forcibly, only in the case of an emergency, without liability to Tenant and without affecting this Lease. In exercising its rights under Article 12, Landlord shall use commercially reasonable efforts to minimize interference with Tenant's operations in the Premises.


         INDEMNITY; EXEMPTION OF LANDLORD FROM LIABILITY

         INDEMNITY. Tenant shall indemnify, defend and hold Landlord harmless from (i) any and all claims arising from Tenant's use of the Premises or the Project or from the conduct of its business or from any activity, work or thing which may be permitted or suffered by Tenant in or about the Premises or the Project,
                  (ii) any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease or arising from any negligence of Tenant or any of its agents, contractors, employees or invitees, patrons, customers or members in or about the Project, (iii) any and all costs, attorneys' fees, expenses and liabilities incurred in the defense of any claim or any action or proceeding brought thereon, including negotiations in connection therewith, (iv) all liens and claims of lien, and all other liability, claims and

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


                  demands arising out of any work done or material supplied to the Premises by or at the request of Tenant, (v) any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Project, damages for the loss or restriction or use of rentable or usable space or of any amenity of the Project, damages arising from any adverse impact or marketing of space in the Project, and sums paid in settlement of claims, attorneys' fees, consultant fees, and expert fees) which arise during or after the Term of this Lease as a result of Tenant's breach of the provisions of Section 28(a) of this Lease, which indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Project, and (vi) any such lien or claim or action thereon, together with costs of suit and reasonable attorneys' fees incurred by Landlord in connection with any such claim or action. Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord; provided that Tenant shall not be required to indemnify and/or hold Landlord harmless from any loss, cost, liability, damage or expense, including, but not limited to, penalties, fines, attorneys' fees or costs (collectively, "Claims"), to any person, property or entity resulting from the negligence or willful misconduct of Landlord or its agents, contractors, or employees, in connection with Landlord's activities in the Project (except for damage to the Tenant Improvements and Tenant's personal property, fixtures, furniture and equipment in the Premises, to the extent Tenant is required to obtain the requisite insurance coverage pursuant to this Lease), the Landlord hereby so indemnifies and hold Tenant harmless from any such Claims; provided further that because Landlord maintains insurance on the Project and Tenant compensates Landlord for such insurance as part of Tenant's Proportionate Share of Direct Costs and because of the existence of waivers of subrogation set forth in
                  Article 14 of this Lease, Landlord hereby indemnifies and holds Tenant harmless from any Claims to any property outside of the Premises to the extent such Claim is covered by such insurance, even if resulting from the negligent acts, omissions, or willful misconduct of Tenant or those of its agents contractors, or employees. Similarly, since Tenant must carry insurance pursuant to Article 14 to cover its personal property within the Premises and the Tenant Improvements, Tenant hereby indemnifies and holds Landlord harmless from any Claim to any property within the Premises, to the extent such Claim is covered by such insurance, even if resulting from the negligent acts, omissions or willful misconduct of Landlord or those of its agents, contractors, or employees.

         EXEMPTIONOF LANDLORD FROM LIABILITY. Landlord shall not be liable for injury to Tenant's business, or loss of income therefrom, or from damage that may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees, customers, agents, or contractors, or any other person in, on or about the Premises directly or indirectly caused by or resulting from fire, steam, electricity,

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                  gas, water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, light fixtures, or mechanical or electrical systems or from intrabuilding network cable, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Project or from other sources or places and regardless of whether the cause of such damage or injury or the means or repairing the same is inaccessible to Tenant, except in connection with damage or injury resulting from the gross negligence or willful misconduct of Landlord, or its authorized agents. Landlord shall not be liable to Tenant for any damages arising form any act or neglect of any other tenant of the building.

         Tenant acknowledges that Landlord's election to provide mechanical surveillance or to post security personnel in the Project is solely within Landlord's discretion; Landlord shall have no liability in connection with the decision whether or not to provide such services and Tenant hereby waives all claims based thereon. Landlord shall not be liable for losses due to theft, vandalism, or like causes.


         INSURANCE

         TENANT'S INSURANCE. Tenant shall, at all times during the Term of this Lease, and at its own costs and expense, procure and continue in force the following insurance coverage: (i) Commercial General Liability Insurance with a combined single limit for bodily injury and property damages of not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) in the annual aggregate, including products liability coverage if applicable, covering the insuring provisions of this Lease and the performance of Tenant of the indemnity and exemption of Landlord from liability agreements set forth in Article 13 hereof; (ii) a policy of standard fire, extended coverage and special extended coverage insurance (al risks), including a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage where sprinklers are provided in an amount equal to the full replacement value new without deduction for depreciation of all (A) Tenant Improvements, alterations, fixtures and other improvements in the Premises and (B) trade fixtures, furniture, equipment and other person property installed by or at the expense of Tenant; (iii) Worker's Compensation coverage as required by law; and (iv) business interruption, loss of income and extra expense insurance covering failure of Tenant's telecommunications equipment and covering all other perils, failures or interruptions. Tenant shall carry and maintain during the entire Lease Term (including any option periods, if applicable), at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 14 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably required by Landlord.

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         FORM OF POLICIES. The aforementioned minimum limits of policies and
                  Tenant's procurement and maintenance thereof shall in no event limit the liability of Tenant hereunder. The Commercial General Liability Insurance policy shall name Landlord, Landlord's property manager, Landlord's lender(s) and such other persons or firms as Landlord specifies from time to time, as additional insureds; with an appropriate endorsement to the policy(s). All such insurance policies carried by Tenant shall be with companies having a rating of not less than A-VIII in Best's Insurance Guide. Tenant shall furnish to Landlord, from the insurance companies, or cause the insurance companies to furnish, certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days prior written notice to Landlord by the insurer. All such policies shall be endorsed to agree that Tenant's policy is primary and that any insurance covered by Landlord is excess and not contributing with any Tenant insurance requirement hereunder. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance or furnish Landlord with renewals or binders, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the cost thereof, which amount shall be payable by Tenant upon demand with interest from the date such sums are extended. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant, provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

         LANDLORD'S INSURANCE. Landlord shall, as a cost to be included in Operating Costs, procure and maintain at all times during the Term of this Lease, a policy or policies of insurance covering loss or damage to the Project in the amount of the full replacement costs without deduction for depreciation thereof (exclusive of Tenant's trade fixtures, inventory, personal property and equipment), providing protection against all perils included within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage, and special extended coverage on building. Additionally, Landlord may (but shall not be required to) carry: (i) Bodily Injury and Property Damage Liability Insurance and/or Excess Liability Coverage Insurance; and (ii) Earthquake and/or Flood Damage Insurance; and (iii) Rental Income Insurance at its election or if required by its lender from time to time during the Term hereof, in such amounts and with such limits as Landlord or its lender may deem appropriate. The costs of such insurance shall be included in Operating Costs.

         WAIVER OF SUBROGATION. Landlord and Tenant each agree to have their respective insurers issuing the insurance described in Sections 14(a)(ii), 14(a)(iv) and the first sentence of
                  Section 14(c) waive any rights of subrogation that such companies may have against the other party. Tenant hereby waives any right that Tenant may have against Landlord and Landlord hereby waives any right that Landlord


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                  may have against Tenant as a result of any loss or damage
                  to the extent such loss or damage is insurable under such policies.

         COMPLIANCE WITH LAW. Tenant agrees that it will not, at any time, during the Term of this Lease, carry any stock of goods or do anything in or about the Premises that will in any way tend to increase the insurance rates upon the Project. Tenant agrees to pay Landlord forthwith upon demand the amount of any increase in premiums for insurance against loss by fire that may be charged during the Term of this Lease on the amount of insurance to be carried by Landlord on the Project resulting from the foregoing, or from Tenant doing any act in or about said Premises that does so increase the insurance rates, whether or not Landlord shall have consented to such act on the part of Tenant. If Tenant installs upon the Premises any electrical equipment which constitutes an overload of electrical lines of the Premises, Tenant shall at its own cost and expense in accordance with all other Lease provisions, and subject to the provisions of Article 9, 10 and 11, hereof, make whatever changes are necessary to comply with requirements of the insurance underwriters and any governmental authority having jurisdiction thereover, but nothing herein contained shall be deemed to constitute Landlord's consent to such overloading. Tenant shall, at its own expense, comply with all requirements of the insurance authority having jurisdiction over the Project necessary for the maintenance of reasonable fire and extended coverage insurance for the Premises, including without limitation thereto, the installation of fire extinguishers or an automatic dry chemical extinguishing system.


         ASSIGNMENT AND SUBLETTING

         Tenant shall have no power to, either voluntarily, involuntarily, by operation of law or otherwise, sell, assign, transfer or hypothecate this Lease, or sublet the Premises or any part thereof, or permit the Premises or any part thereof to be used or occupied by anyone other than Tenant or Tenant's employees without the prior written consent of Landlord which shall not be unreasonably withheld. If Tenant is a corporation, unincorporated association, partnership or limited liability company, the sale, assignment, transfer or hypothecation of any class of stock or other ownership interest in such corporation, association, partnership or limited liability company in excess of twenty-five percent (25%) in the aggregate shall be deemed an assignment within the meaning and provisions of this Article 15. Tenant may transfer its interest pursuant to this Lease only upon the following express conditions, which conditions are agreed by Landlord and Tenant to be reasonable:

         That the proposed transferee shall be subject to the prior written consent of Landlord, which consent will not be unreasonably withheld but, without limiting the generality of the foregoing, it shall be reasonable for Landlord to deny such consent if:

                  The use to be made of the Premises by the proposed transferee is (a) not generally consistent with the character and nature of all other tenancies in the Project, or
                           (b) a use which conflicts with any so-called
                           "exclusive" then in


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                           favor of, or for any use which is the same as that
                           stated in any percentage rent lease to, another tenant of the Project or any other buildings which are in the same complex as the Project, or (c) a use which would be prohibited by any other portion of this Lease (including but not limited to any rules and Regulations then in effect); or

                  The financial responsibility of the proposed transferee is not reasonably satisfactory to Landlord or in any event not at least equal to those which were possessed by Tenant as of the date of execution of this Lease;

         Whether or not Landlord consents to any such transfer, Tenant shall pay to Landlord Landlord's then standard processing fee and reasonable attorneys' fees incurred in connection with the proposed transfer up to the aggregate sum of $1,500.00;

         Thatthe proposed transferee shall execute an agreement pursuant to which it shall agree to perform faithfully and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease applicable to that portion of the Premises so transferred; and

         That an executed duplicate original of said assignment and assumption agreement or other transfer on a form reasonably approved by Landlord, shall be delivered to Landlord within fifteen (15) days after the execution thereof, and that such transfer shall not be binding upon Landlord until the delivery thereof to Landlord and the execution and delivery of Landlord's consent thereto. It shall be a condition to Landlord's consent to any subleasing, assignment or other transfer of part or all of Tenant's interest in the Premises hereinafter referred to as a "Transfer") that (i) upon Landlord's consent to any Transfer, Tenant shall pay and continue to pay fifty percent (50%) of any "Transfer Premium" (defined below), received by Tenant from the transferee; (ii) any sublessee of part or all of Tenant's interest in the Premises shall agree that in the event Landlord gives such sublessee notice that Tenant is in default under this Lease, such sublessee shall thereafter make all sublease or other payments directly to Landlord, which will be received by Landlord without any liability whether or honor the sublease or otherwise (except to credit such payments against sums due under this Lease), and any sublessee shall agree to attorn to Landlord or its successors and assigns at their request should this Lease be terminated for any reason, except that in no event shall Landlord or its successors as assigns be obligated to accept such attornment;
                  (iii) any such Transfer and consent shall be effected on forms supplied by Landlord and/or its legal counsel; (iv) Landlord may require that Tenant not then be in default hereunder in any respect; and (v) Tenant or the proposed subtenant or assignee (collectively, "Transferee") shall agree to pay Landlord, upon demand, as additional rent, a sum equal to the additional costs, if any, incurred by Landlord for maintenance and repair as a result of any change in the nature of occupancy caused by such subletting or assignment. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by a Transferee in connection with a Transfer in excess of the rent and Additional Rent payable by Tenant under this


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                  Lease during the term of the Transfer and if such Transfer is less than all of the Premises, the Transfer Premium shall be calculated on a rentable square foot basis. "Transfer Premium" shall also include, but not be limited to, key money, bonus money or other cash consideration paid by a transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to the Transferee and any payment in excess of fair market value for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to the Transferee in connection with such Transfer. Any sale assignment, hypothecation, transfer or subletting of this Lease which is not in compliance with the provisions of this Article 15 shall be void and shall, at the option of Landlord, terminate this Lease. In no event shall the consent by Landlord to an assignment or subletting be construed as relieving Tenant, any assignee, or sublessee from obtaining the express written consent of Landlord to any further assignment or subletting, or as releasing Tenant from any liability or obligation hereunder whether or not then accrued and Tenant shall continue to be fully liable therefor. No collection r acceptance of rent by Landlord from any person other than Tenant shall be deemed a waiver of any provision of this Article 15 or the acceptance of any assignee or subtenant hereunder, or a release of Tenant (or of any successor of Tenant or any subtenant). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under this Article 15 or otherwise has breached or acted unreasonably under this Article 15, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee.

         Notwithstanding anything to the contrary contained in this Article 15, Landlord shall have the option, by giving written notice to Tenant within thirty
(30) days after Landlord's receipt of a request for consent to a proposed Transfer, to terminate this Lease as to the portion of the Premises that is the subject of the Transfer for the period of the proposed Transfer. If this Lease is so terminated with respect to less than the entire Premises, the Basic Rental and Tenant's Proportionate Share shall be prorated based on the number of rentable square feet retained by Tenant as compared to the total number of rentable square feet contained in the original Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon the request of either party, the parties shall execute written confirmation of the same.

         Notwithstanding anything to the contrary contained in this Article 15, an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with Tenant), shall not require Landlord's consent and shall not otherwise be subject to the provisions of this Article 15, provided that Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information requested by Landlord regarding such assignment or sublease or such affiliate, and further provided that such assignment or sublease is not a subterfuge by

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                  Tenant to avoid its obligations under this Lease. The term
                  "control" as used in this Section 15(e) shall mean the ownership, directly or indirectly, of greater than fifty percent (50%) of the voting securities of, or possession of, in the ordinary direction of affairs, at least fifty-one percent (51%) of the voting interest in, any entity.


         DAMAGE OR DESTRUCTION

         If the Project is damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Premises or the Project, the damage shall be repaired by Landlord to the extent such insurance proceeds are available therefor and provided such repairs can, in Landlord's sole opinion, be completed within one hundred eighty (180) days after the necessity for repairs as a result of such damage becomes known to Landlord without the payment of overtime or other premiums, and until such repairs are completed rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business (but there shall be no abatement of rent by reason of any portion of the Premises being unusable for a period equal to one (1) day or less). Upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Section 14(a)(ii)(A) above; provided, however, that if the cost of repair of improvements within the Premises by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as so assigned by Tenant, such excess costs shall be paid by Tenant to Landlord prior to Landlord's repair of such damage. Within sixty (60) days after the date Landlord learns of the necessity for repairs as a result of damage, Landlord shall notify Tenant ("Damage Repair Estimate") of Landlord's estimated assessment of the period of time in which the repairs will be completed. If repairs cannot, in Landlord's opinion, be completed within one hundred eighty (180) days after the necessity for repairs as a result of such damage becomes known to Landlord without the payment of overtime or other premiums, Landlord may, at its option, either (i) make them in a reasonable time and in such event this Lease shall continue in effect and the rent shall be abated, if at all, in the manner provided in this
Article 16, or (ii) elect not to effect such repairs and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty
(60) days after Landlord learns of the necessity for repairs as a result of damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises. In addition, Landlord may elect to terminate this Lease if the Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies. However, if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and the Damage Repair Estimate indicates that repairs cannot be completed within one hundred eighty (180) days after being commenced, Tenant may elect, not later than thirty (30) days after Tenant's receipt of the Damage Repair Estimate, to terminate this Lease by written notice to Landlord effective as of the date specified in Tenant's notice. Finally, if the Premises or the Project is damaged to any substantial extent during the last twelve (12) months of the Term, then notwithstanding anything contained in this Article 16 to the contrary, Landlord shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within sixty (60) days after Landlord

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learns of the necessity for repairs as the result of such damage. In the event that the Premises or the Project is destroyed or damaged to any substantial extent during the last twelve (12) months of the Lease Term and if such damage shall take longer than ninety (90) days to repair and if such damage is not the result of negligence or willful misconduct of Tenant or Tenant's employees, licensees, invitees or agents, then notwithstanding anything in this Article 16 to the contrary, Tenant shall have the option to terminate this Lease by written notice to Landlord of the exercise of such option within sixty (60) days after Tenant learns of the necessity for repairs as the result of such damage. A total destruction of the Project shall automatically terminate this Lease. Except as provided in this Article 16, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from such damage or destruction or the making of any fixtures, appurtenances and equipment therein. Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture, furnishings, trade fixtures or equipment, and that Landlord shall not be obligated to repair any damage thereto or replace the same. Except for proceeds relating to Tenant's furniture, furnishings, trade fixtures and equipment, Tenant acknowledges that Tenant shall have no right to any proceeds of insurance relating to property damage. With respect to any damage which Landlord is obligated to repair or elects to repair, Tenant, as a material inducement to Landlord entering into this Lease, irrevocably waives and releases its rights under the provisions of Sections 1932 and 1933 of the California Civil Code.

         SUBORDINATION

         This Lease is subject and subordinate to all ground or underlying leases, mortgages and deeds of trust which affect the property or the Project, including all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, if the lessor under any such lease or the holder or holders of any such mortgage or deed of trust shall advise Landlord that they desire or require this Lease to be prior and superior thereto, upon written request of Landlord to Tenant, Tenant agrees to promptly execute, acknowledge and deliver any and all documents or instruments which Landlord or such lessor, holder or holders deem necessary or desirable for purposes thereof. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all ground or underlying leases, mortgages or deeds of trust which may hereafter be executed covering the Premises, the Project or the property or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided, however, that Landlord obtains from the lender or other party in question a written undertaking in favor of Tenant to the effect that such lender or other party will not disturb Tenant's right of possession under this Lease if Tenant is not then or thereafter in breach of any covenant or provision of this Lease. Tenant agrees, within thirty (30) days after Landlord's written request therefor, to execute, acknowledge and deliver upon request any and all documents or instruments requested by Landlord or necessary or proper to assure the subordination of this Lease to any such mortgages, deed of trust, or leasehold estates. Tenant agrees that in the event any proceedings are brought for the foreclosure of any mortgage or deed of trust or any deed in lieu thereof, to attorn to the purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof as so requested to do so by such purchaser and to


                                      24
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

recognize such purchaser as the lessor under this Lease; Tenant shall, within ten (10) days after request execute such further instruments or assurances as such purchaser may reasonably deem necessary to evidence or confirm such attornment. Tenant agrees to provide copies of any notices of Landlord's default under this Lease to any mortgagee or deed of trust beneficiary whose address has been provided to Tenant and Tenant shall provide such mortgagee or deed of trust beneficiary, after receipt of such notice, the same amount of time provided to Landlord under this Lease within which to cure any such default. Tenant waives the provisions of any current or future statute, rule of law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

         EMINENT DOMAIN

         If the whole of the Premises or the Project, or so much thereof as to render the balance unusable by Tenant or so as to render the remaining Premises unsuitable for the purpose specified in Article 1.G., shall be taken under power of eminent domain, or is sold, transferred or conveyed in lieu thereof, this Lease shall automatically terminate as of the date of such condemnation. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and trade fixtures belonging to Tenant and removable by Tenant at the expiration of the Term hereof as provided hereunder or for the interruption of, or damage to, Tenant's business. In the event of a partial taking described in this Article 18, or a sale, transfer or conveyance in lieu thereof, which does not result in a termination of this Lease, the rent shall be apportioned according to the ratio that the part of the Premises remaining usable by Tenant bears to the total area of the Premises. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the Code of Civil Procedure.

         DEFAULT

         Each of the following acts or omissions of Tenant or of any guarantor of Tenant's performance hereunder, or occurrences, shall constitute an "Event of Default":

         Failure or refusal to pay Basic Rental, Additional Rent or any other amount to be paid by Tenant to Landlord hereunder within ten
                  (10) calendar days after written notice that the same is due or payable hereunder; said ten (10) day period shall be in lieu of, and not in addition to, the notice requirements of
                  Section 1161 of the California Code of Civil Procedure or any similar or successor law;

         Except as set forth in items (a) above and (c) through and including
                  (f) below, failure to perform or observe any other covenant or condition of this Lease to be performed or observed within thirty (30) days following written notice to Tenant of such failure; provided, however that if the nature of such default is such that the same


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

                  cannot be reasonably cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to cure such default. Such thirty (30) day notice shall be in lieu of, and not in addition to, any required under Section 1161 of the California Code of Civil Procedure or any similar or successor law;

         The taking in execution or by similar process or law (other than by eminent domain) of the estate hereby created;

         The filing by Tenant or any guarantor hereunder in any court pursuant to any statute of a petition in bankruptcy or insolvency or for reorganization or arrangement for the appointment of a receiver of all or a portion of Tenant's property; the filing against Tenant or any guarantor hereunder of any such petition, or the commencement of a proceeding for the appointment of a trustee, receiver or liquidator for Tenant, or for any guarantor hereunder, or of any of the property of either, or a proceeding by any governmental authority for the dissolution or liquidation of Tenant or any guarantor hereunder, if such proceeding shall not be dismissed or trusteeship discontinued within thirty (30) days after commencement of such proceeding or the appointment of such trustee or receiver; or the making by Tenant or any guarantor hereunder of an assignment for the benefit of creditors. Tenant hereby stipulates to the lifting of the automatic stay in effect and relief from such stay for Landlord in the event Tenant files a petition under the United States Bankruptcy laws, for the purpose of Landlord pursuing its rights and remedies against Tenant and/or a guarantor of this Lease;

         Tenant's failure to cause to be released any mechanics liens filed against the Premises or the Project within twenty (20) days after the date the same shall have been filed or recorded; or

         Tenant's failure to observe or perform according to the provisions of Articles 17 or 25 within five (5) business days after notice from Landlord.

         All defaults by Tenant of any covenant or condition of this Lease shall be deemed by the parties hereto to be material.


         REMEDIES

         Upon the occurrence of an Event of Default under this Lease as provided in Article 19 hereof, Landlord may exercise all of its remedies as may be permitted by law, including but not limited to the remedy provided by Section 1951.4 of the California Civil Code, and including without limitation, terminating this Lease, reentering the premises and removing all persons and property therefrom, which property may be stored by Landlord at a warehouse or elsewhere at the risk, expense and for the account of Tenant. If Landlord elects to terminate this Lease, Landlord shall be entitled to recover from Tenant the aggregate of all amounts permitted by law, including but not limited to (i) the worth at the time of the


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                  amount of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. The term "rent" as used in this Article 20(a) shall be deemed to be an d to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in items (i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in item (e), below, but in no case greater than the maximum amount of such interest permitted by law. As used in item
                  (iii), above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

         Nothing in this Article 20 shall be deemed to affect Landlord's right to indemnification for liability or liabilities arising prior to the termination of this Lease for personal injuries or property damage under the indemnification clause or clauses contained in this Lease.

         Notwithstanding anything to the contrary set forth herein, Landlord's re-entry to perform acts of maintenance or preservation of or in connection with efforts to relet the Premises or any portion thereof, or the appointment of a receiver upon Landlord's initiative to protect Landlord's interest under this Lease shall not terminate Tenant's right to possession of the Premises or any portion thereof and, until Landlord does elect to terminate this Lease, this Lease shall continue in full force and effect and Landlord may enforce all of Landlord's rights and remedies hereunder including, without limitation, the remedy described in California Civil Code
                  Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if Lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.


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         All rights, powers and remedies of Landlord hereunder and under any other agreement now or hereafter in force between Landlord and Tenant shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Landlord by law, and the exercise of one or more rights or remedies shall not impair Landlord's right to exercise any other right or remedy.

         Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the lower of eighteen percent (18%) per annum or the maximum lawful rate of interest from the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this lease. In addition to such interest: (a) if Basic Rental is not paid within ten (10) days after the same is due, a late charge equal to five percent (5%) of the amount overdue or $100, whichever is greater, shall be assessed and shall accrue for each calendar month or part thereof until such rental, including the late charge, is paid in full, which late charge Tenant hereby agrees is a reasonable estimate of the damages Landlord shall suffer as a result of Tenant's late payment and (b) an additional charge of $25 shall be assessed for any check given to Landlord by or on behalf of Tenant which is not honored by the drawee thereof; which damages include Landlord's additional administrative and other costs associated with such late payment and unsatisfied checks and the parties agree that it would be impracticable or extremely difficult to fix Landlord's actual damage in such event. Such charges for interest and late payments and unsatisfied checks are separate and cumulative and are in addition to and shall not diminish or represent a substitute for any or all of Landlord's rights or remedies under any other provision of this Lease.


         TRANSFER OF LANDLORD'S INTEREST

         In the event of any transfer or termination of Landlord's interest in the Premises or the Project by sale, assignment, transfer, foreclosure, deed-in-lieu of foreclosure or otherwise whether voluntary or involuntary, Landlord shall be automatically relieved of any and all obligations and liabilities on the part of Landlord from and after the date of such transfer or termination, including furthermore without limitation, the obligation of Landlord under Article 4 and California Civil Code 1950.7 above to return the security deposit, provided said security deposit is transferred to said transferee. Tenant agrees to attorn to the transferee upon any such transfer and to recognize such transferee as the lessor under this Lease and Tenant shall, within fifteen (15) days after request, execute such further instruments or assurances as such transferee may reasonably deem necessary to evidence or confirm such attornment.

         BROKER

         In connection with this Lease, Tenant warrants and represents that it has had dealings only with firm(s) set forth in Article 1.H. of the Basic Lease Provisions and that it knows of no other person or entity who is or might be entitled to a commission, finder's fee or other like payment in connection herewith and does hereby indemnify and agree to hold Landlord, its


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

agents, members, partners, representatives, officers, affiliates, shareholders, employees, successors and assigns harmless from and against any and all loss, liability and expenses that Landlord may incur should such warranty and representation prove incorrect, inaccurate or false. Except as provided herein, Landlord shall be solely responsible for payment of any brokerage commissions owing to such firm(s) in connection herewith.

         PARKING

         Tenant shall be entitled to rent from Landlord up to the number of Structure Passes and Surface Passes set forth in Section 1(I) of the Basic Lease Provisions, which parking passes shall pertain to either the Project's surface parking lot or the Project parking structure (as designated in Section 1(I)). Tenant's right to use the Surface Passes shall commence as of July 1, 1997 and Tenant's right to use the Structure Passes shall commence as of the Lease Commencement Date. Until the end of the third (3rd) Lease Year, Tenant shall pay to Landlord fifty-five Dollars ($55.00) per pass per month for each Surface Pass and seventy-five Dollars ($75.00) per pass per month for each Structure Pass. Thereafter, Tenant shall pay to Landlord for automobile parking passes the prevailing rate charged from time to time at the location of such parking passes. In addition, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the renting of such parking passes by Tenant or the use of the parking facility by Tenant. Tenant shall have the right to vary the number of Surface Passes utilized by Tenant from time to time throughout the Lease Term upon at least thirty (30) days' prior written notice to Landlord. However, if Tenant notifies Landlord that Tenant elects not to utilize all of the Structure Passes to which Tenant is entitled under Section 1(I) of the Basic Lease Provisions at any time during the Lease Term, then any such Structure Passes that Tenant elects not to so utilize shall no longer be available to Tenant during the remainder of the Lease Term. Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility where the parking passes are located, including any sticker or other identification system established by Landlord, Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations, and Tenant not being in default under this Lease. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Project parking facility at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of rent under this Lease, from time to time, close-off or restrict access to the Project parking facility for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord may delegate its responsibilities hereunder to a parking operator or a lessee of the parking facility in which case such parking operator or lessee shall have all the rights of control attributed hereby to the Landlord. The parking passes rented by Tenant pursuant to this Article 23 are provided to Tenant solely for use by Tenant's own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval. Tenant may validate visitor parking by such method or methods as the Landlord may establish, at the validation rate from time to time generally applicable to visitor parking.


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         WAIVER

         No waiver by Landlord of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. No provision of this Lease may be waived by Landlord, except by an instrument in writing executed by Landlord. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant, whether or not similar to the act so consented to or approved. No act or thing done by Landlord or Landlord's agents under the Term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord. Any payment by Tenant or receipt by Landlord of an amount less than the total amount then due hereunder shall be deemed to be in partial payment only thereof and not a waiver of the balance due or an accord and satisfaction, notwithstanding any statement or endorsement to the contrary on any check or any other instrument delivered concurrently therewith or in reference thereto. Accordingly, Landlord may accept any such amount and negotiate any such check without prejudice to Landlord's right to recover all balances due and owing and to pursue its other rights against Tenant under this Lease, regardless of whether Landlord makes any notation on such instrument of payment or otherwise notifies Tenant that such acceptance or negotiation is without prejudice to Landlord's rights.

         ESTOPPEL CERTIFICATE

         Tenant shall, at any time and from time to time, upon not less than fifteen (15) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying the following information, (but not limited to the following information in the event further information is requested by Landlord): (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as modified, is in full force and effect); (ii) the dates to which the rental and other charges are paid in advance, if any; (iii) the amount of Tenant's security deposit, if any; and (iv) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, and no events or conditions then in existence which, with the passage of time or notice or both, would constitute a default on the part of Landlord hereunder, or specifying such defaults, events or conditions, if any are claimed. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Real Property. Tenant's failure to deliver such statement within such time shall constitute a default under this Lease. Tenant agrees to execute all documents required in accordance with this Article 25 within fifteen (15) days after delivery of said documents.

         LIABILITY OF LANDLORD

         Notwithstanding anything in this Lease to the contrary, any remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord


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

in the event of any default by Landlord hereunder or any claim, cause of action or obligation, contractual, statutory or otherwise by Tenant against Landlord concerning, arising out of or relating to any matter relating to this Lease and all of the covenants and conditions or any obligations, contractual, statutory, or otherwise set forth herein, shall be limited solely and exclusively to an amount which is equal to the lesser of (i) the interest of Landlord in and to the Project, and (ii) the interest Landlord would have in the Project if the Project were encumbered by third party debt in an amount equal to ninety percent (90%) of the then current value of the Project (as such value is reasonably determined by Landlord). No other property or assets of Landlord, or any member, officer, director shareholder, partners, trustee, agent, servant or employee of Landlord (the "Representative") shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, Landlord's obligations to Tenant, whether contractual, statutory or otherwise, the relationship of Landlord and Tenant hereunder, or Tenant's use or occupancy of the Premises. Tenant further understands that any liability, duty or obligation of Landlord to Tenant that arises after the date that Landlord or any of Landlord's Representatives no longer have any right, title or interest in or to the Project, shall automatically cease and terminate as of the date that Landlord or any of the Landlord's Representatives no longer have any right, title or interest in or to the Project, provided that any transferee of Landlord's right, title and interest in or to the Project assumes Landlord's obligations hereunder, by operation of law or otherwise, after the date of such transfer.

         INABILITY TO PERFORM

         This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of any prevention, delay, stoppage due to strikes, lockouts, acts of God, or any other cause previously, or at such time, beyond the reasonable control or anticipation of Landlord (collectively, a "Force Majeure") and Landlord's obligations under this Lease shall be forgiven and suspended by any such Force Majeure.

         HAZARDOUS WASTE

         Tenant shall not cause or permit any Hazardous Material (as defined in Article 28(d) below) to be brought, kept or used in or about the Project by Tenant, its agents, employees, contractors, or invitees, except for general office supplies typically used in the ordinary course of business (e.g., copier toner, liquid paper, glue, ink, and cleaning solvents) in commercially reasonable amounts used in compliance with all applicable Laws. Without limiting the foregoing, if the presence of any Hazardous Material on the Project caused or permitted by Tenant results in any contamination of the Project and subject to the provisions of Articles 9, 10, and 11, hereof, Tenant shall promptly take all actions at its sole expense as are necessary to return the Project to the condition existing prior to the introduction of any such Hazardous Material and the contractors to be used by Tenant for such work must be approved by Landlord, which approval shall not be unreasonably


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

                  withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Project and so long as such actions do not materially interfere with the use and enjoyment of the Project by the other tenants thereof.

         It shall not be unreasonable for Landlord to withhold its consent to any proposed Transfer if (i) the proposed transferee's anticipated use of the Premises involves the generation, storage, use, treatment, or disposal of Hazardous Material;
                  (ii) the proposed Transferee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such Transferee's actions or use of the property in question; or (iii) the proposed Transferee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a Hazardous Material.

         As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material, or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as "Hazardous Waste," "Extremely Hazardous Waste," or "Restricted Hazardous Waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law),
                  (ii) defined as "Hazardous Substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter
                  6.8 (Carpenter-Presley-Tanner Hazardous Substance Account
                  Act), (iii) defined as a "Hazardous Material," "Hazardous Substance," or "Hazardous Waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory),
                  (iv) defined as "Hazardous Substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter
                  6.7 (Underground Storage of Hazardous Substance), (v) petroleum, (vi) asbestos, (vii) listed under Article 9 or defined as Hazardous or extremely hazardous pursuant to
                  Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a "Hazardous Substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 USC Section 1317), (ix) defined as a "Hazardous Waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 24 USA Section 6901 et seq. (42 USC Section 6903), or (x) defined as a "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 USA
                  Section 9601 et seq. 942 USA Section 9601).

         As used herein, the term "Laws" mean any applicable federal, state or local laws, ordinances, or regulations relating to any Hazardous Material affecting the Project, including, without limitation, the laws, ordinances, and regulations referred to in Article 28(c) above.


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         Landlord represents to Tenant that to the actual knowledge of
                  Landlord's Director of Leasing as of the date of this Lease, there are no Hazardous Materials located on the Project in violation of any Laws in effect as of the date of this Lease.


         SURRENDER OF PREMISES; REMOVAL OF PROPERTY

         The voluntary or other surrender of this Lease by Tenant to Landlord, or a mutual termination hereof, shall not work a merger, and shall at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies affecting the Premises.

         Upon the expiration of the Term of this Lease, or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order and condition as the same are now and hereafter may be improved by Landlord or Tenant, reasonable wear and tear, obsolescence, damage from the elements, fire and other casualty and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, all furniture, equipment, business and trade fixtures, free-standing cabinet work, moveable partitioning and other articles of personal property owned by Tenant or installed or placed by Tenant at its own expense in the Premises, and all similar articles of any other persons claiming under Tenant unless Landlord exercises its option to have any subleases or subtenancies assigned to it, and Tenant shall repair all damage to the Premises resulting from the installation and removal of such items to be removed.

         Whenever Landlord shall reenter the Premises as provided in Article 12 hereof, or as otherwise provided in this Lease, any property of Tenant not removed by Tenant upon the expiration of the Term of this Lease, unless Tenant is holding over pursuant to
                  Article 5 of this Lease (or within forty-eight (48) hours after a termination by reasons of Tenant's default), as provided in this Lease, shall be considered abandoned and Landlord may remove any or all of such items and dispose of the same in any manner or store the same in a public warehouse or elsewhere for the account and at the expense and risk of Tenant, and if Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of ninety (90) days or more, Landlord may sell any or all of such property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice or to demand upon Tenant, for the payment of all or any part of such charges or the removal of any such property, and shall apply the proceeds of such sale: first, to the cost and expense of such sale, including reasonable attorneys' fees for services rendered; second, to the payment of the cost of or charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.


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         All fixtures, equipment, alterations, additions, improvements and/or appurtenances attached to or built into the Premises prior to or during the Term, whether by Landlord or Tenant and whether at the expense of Landlord or Tenant, or of both, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the Term unless otherwise expressly provided for in this Lease or unless such removal is required by Landlord pursuant to the provisions of Article 9, above. Such fixtures, equipment, alterations, additions, improvements and/or appurtenances shall include but not be limited to: all floor coverings, drapes, paneling, built-in cabinetry, molding, doors, vaults (including vault doors), plumbing systems, electrical systems, lighting systems, silencing equipment, communication systems, all fixtures and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations. Notwithstanding anything to the contrary contained herein, Tenant may, at the end of the Term of this Lease, remove communication systems and audio-visual systems purchased and paid for by Tenant with funds that were not a part of the Tenant Improvement Allowance, provided that such systems are not permanently affixed to the Premises and further provided that Tenant shall, at Tenant's sole cost and expense, repair any and all damage resulting from Tenant's removal of such items.


         MISCELLANEOUS

         SEVERABILITY; ENTIRE AGREEMENT. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provisions shall remain in full force and effect. This Lease and the Exhibits and any Addendum attached hereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or supplemented except by an agreement in writing signed by the parties hereto or their successor in interest. This Lease shall be governed by and construed in accordance with the laws of the State of California.

         ATTORNEYS' FEES; WAIVER OF JURY TRIAL.

                  In any action to enforce the terms of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees in such suit and such attorneys' fees shall be deemed to have accrued prior to the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

                  EACH PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN  ANY
                           ACTION SEEKING SPECIFIC PERFORMANCE OF ANY PROVISIONS OF THIS LEASE, FOR DAMAGES FOR ANY


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                           BREACH UNDER THIS LEASE, OR OTHERWISE FOR
                           ENFORCEMENT OF ANY RIGHT OR REMEDY HEREUNDER.

         TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease.

         HEADINGS. The article headings contained in this Lease are for convenience only and do not in any way limit or amplify any term or provision hereof. The terms "Landlord" and "Tenant" as used herein shall include the plural as well as the singular, the neuter shall include the masculine and feminine genders and the obligations herein imposed upon Tenant shall be joint and several as to each of the persons, firms or corporations of which Tenant may be composed.

         RESERVED AREA. Tenant hereby acknowledges and agrees that the exterior walls of the Premises and the area between the finished ceiling of the Premises and the slab of the floor of the project thereabove have not been demised hereby and the use thereof together with the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through, under or above the Premises in locations which will not materially interfere with Tenant's use of the Premises and serving other parts of the Project are hereby excepted and reserved unto Landlord.

         NO OPTION. The submission of this Lease by Landlord, its agent or representative for examination or execution by Tenant does not constitute an option or offer to lease the Premises upon the terms and conditions contained herein or a reservation of the Premises in favor of Tenant, it being intended hereby that this Lease shall only become effective upon the execution hereof by Landlord and delivery of a fully executed Lease to Tenant.

         USE OF PROJECT NAME; IMPROVEMENTS. Tenant shall not be allowed to use the name, picture or representation of the Project, or words to that effect, in connection with any business carried on in the Premises or otherwise (except as Tenant's address) without the prior written consent of Landlord. In the event that Landlord undertakes any additional improvements on the Real Property including but not limited to new construction or renovation or additions to the existing improvements, Landlord shall use commercially reasonable efforts to minimize interference with Tenant's operations in the Premises, but in no event shall Landlord be liable to Tenant for any noise, dust, vibration or interference with access to the Premises or disruption in Tenant's business caused thereby.

         RULES AND REGULATIONS. Tenant shall observe faithfully and comply strictly with the Rules and Regulations attached to this Lease and made a part hereof, and such other Rules and Regulations as Landlord may from time to time reasonably adopted for the safety, care and cleanliness of the Project, the facilities thereof, or the preservation of good order therein. Landlord shall not be liable to Tenant for violation of any such Rules and Regulations, or for the breach of any covenant or condition in any lease by any other tenant in the Project. A waiver by Landlord of

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

                  any Rule or Regulation for any other tenant shall not constitute nor be deemed a waiver of the Rule or Regulation for this Tenant.

         QUIET POSSESSION. Upon Tenant's paying the Basic Rent, Additional Rent and other sums provided hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Term hereof, subject to all of the provisions of this Lease.

         RENT. All payments required to be made hereunder to Landlord shall be deemed to be rent, whether or not described as such.

         SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 15 hereof, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

         NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by recognized overnight service or sent by registered or certified mail, return receipt requested, addressed to Tenant at 200 Park Avenue, New York, NY 10166, Attn: director of Leasing, or to Landlord at the address of the place from time to time established for the payment of rent and which shall be effective upon proof of delivery. Either party may by notice to the other specify a different address for notice purposes. A copy of all notices to be given to Landlord hereunder shall be concurrently transmitted by Tenant to such party hereafter designated by notice from Landlord to Tenant.

         PERSISTENT DELINQUENCIES. In the event that Tenant shall be delinquent by more than fifteen (15) days in the payment of rent on three
                  (3) separate occasions in any twelve (12) month period, Landlord shall have the right to terminate this Lease by thirty (30) days written notice given by Landlord to Tenant within thirty (30) days of the last such delinquency.

         RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue beyond any applicable cure period set forth in this Lease, Landlord may, but shall not be obligated to, without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as is in this Lease provided. All sums so paid by Landlord and all reasonable incidental costs, together with interest thereon at the rate of ten percent (10%) per annum from the date of such payment by Landlord, shall be payable to Landlord fifteen (15) days after written demand and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the

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


                  event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the rent.

         ACCESS, CHANGES IN PROJECT, FACILITIES, NAME.

                  Every part of the Project except the inside surfaces of all walls, windows and doors bounding the Premises (including exterior building walls, core corridors walls and doors and any core corridor entrance), and any space in or adjacent to the premises used for shafts, stacks, pies, conduits, fan rooms, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord.

                  Tenant shall permit Landlord to install, use and maintain
                           pipes, ducts and conduits within the walls, columns and ceilings of the Premises. In exercising its rights under this Section (o)(ii), Landlord shall use commercially reasonable efforts to minimize interference with Tenant's operations in the Premises.

                  Landlord reserves the right, without incurring any liability to Tenant therefor, to make such changes in or to the Project and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, stairways and other improvements thereof, as it may deem necessary or desirable. In exercising its rights under this Section (o)(iii), Landlord shall use commercially reasonable efforts to minimize interference with Tenant's operations in the Premises.

                  Landlord may adopt any name for the Project and Landlord
                           reserves the right to change the name or address of the Project at any time.

         CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporations, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, said corporation and each individual executing this Lease on behalf of said corporation covenants that Tenant shall provide to Landlord a copy of such resolution of the Board of directors authorizing the execution of this lease on behalf of such corporation.

         IDENTIFICATION OF TENANT.

                  If Tenant constitutes more than one person or entity, (A) each of them shall be jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions and provisions of this Lease to be

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                          kept, observed and performed by Tenant, (B) the
                          term "Tenant" as used in this Lease shall mean and include each of them jointly and severally, and (C) the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons or entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

                  If Tenant is a partnership (or is comprised of two or more persons, individually and as copartners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two or more persons, individually and as copartners of a partnership) pursuant to Article 15 hereof (any such partnership and such persons hereinafter referred to in this Article 30(q)(ii) as "Partnership Tenant"), the following provisions of this Lease shall apply to such Partnership Tenant:

                           The liability of each of the parties comprising
                                    Partnership Tenant shall be joint and
                                    several.

                           Each of the parties comprising Partnership Tenant
                                    hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to the Landlord, and by notices, demands, requests or other communication which may hereafter be given, by Partnership Tenant or any of the parties comprising Partnership Tenant.

                           Any bills, statements, notices, demands, requests or
                                    other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties.

                           If Partnership Tenant admits new partners, all of
                                    such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

                           Partnership Tenant shall given prompt notice to
                                    Landlord of the admission of any such new partners, and, upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this Lease on Partnership Tenant's part to be

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


                                    observed and performed (but neither
                                    Landlord's failure to request any such
                                    agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall terminate the provisions of clause (D) of this Article 30(q)(ii) or relieve any such new partner of its obligations thereunder).

         SUBSTITUTE PREMISES. Landlord shall have the right at any time during the Term hereof, upon giving Tenant not less than sixty (60) days prior notice, to provide and furnish Tenant with space elsewhere in the Project of approximately the same size as the Premises and remove and place Tenant in such space. However, such right of Landlord shall only apply to portions of the Premises that contain less than five thousand (5,000) rentable square feet on any multi-tenant floor and such relocation shall be to space located on the third (3rd) floor of the Project or higher. Landlord shall pay all verified and previously approved costs and expenses incurred as a result of such movement to such new space. If Landlord moves Tenant to such new space, this Lease and each and all of its terms, covenants and conditions shall remain full force and effect and shall be deemed applicable to such new space and such new space shall thereafter be deemed to be the "Premises" as though Landlord and Tenant had entered into an express written amendment of this Lease with respect thereto.

         EXHIBITS AND ADDENDUM. The Exhibits and Addendum, if applicable, attached hereto are incorporated herein by this reference as if fully set forth herein.


         OPTION TO EXTEND

         OPTION RIGHT. Landlord hereby grants the Tenant named in this Lease
                  (the "Original Tenant") one (1) option ("Option") to extend the Lease Term for the entire Premises for a period of five
                  (5) years (an "Option Term"), which Option shall be exercisable only by written notice delivered by Tenant to Landlord set forth below. The rights contained in this Article 31 shall be personal to the Original Tenant and may only be exercised by the Original Tenant (and not any assignee, sublessee or other transferee of the Original Tenant's interest in this Lease) if the Original Tenant occupies the entire Premises as of the date of Tenant's Acceptance (as defined in Section 31(c) below).

         OPTION RENT. The rent payable by Tenant during the Option Term
                  ("Option Rent") shall be equal to ninety-five percent (95%) of the "Market Rent" (defined below). "Market Rent" shall mean the applicable Monthly Basic Rental, including all escalations, Direct Costs, additional rent and other charges at which tenants, as of the commencement of the Option Term, are leasing non-sublease, non-encumbered, non-equity, space comparable in size, location and quality to the Premises in renewal transactions for a term comparable to the Option Term which comparable space is located in office buildings comparable to the Project in the El Segundo/Los Angeles Airport area of California.

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


         EXERCISE OF OPTIONS. The Option shall be exercised by Tenant only in the following manner: (i) Tenant shall not be in default, and shall not have been in default, and shall not have been in default under this Lease more than once, on the delivery date of the Interest Notice and Tenant's Acceptance; (ii) Tenant shall deliver written notice ("Interest Notice") to Landlord not less than nine (9) months prior to the expiration of the Lease Term, stating that Tenant is interested in exercising the Option, (iii) within fifteen (15) business days of Landlord's receipt of Tenant's written notice, Landlord shall deliver notice ("Option Rent Notice") to Tenant setting forth the Option Rent; and (iv) if Tenant desires to exercise such Option, Tenant shall provide Landlord written notice within fifteen (15) business days after receipt of the Option Rent Notice ("Tenant's Acceptance") and upon, and concurrent with such exercise, Tenant may, at its option, object to the Option Rent contained in the Option Rent Notice, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 31(d) below. Tenant's failure to deliver the Interest Notice or Tenant's Acceptance on or before the dates specified above shall be deemed to constitute Tenant's election not to exercise the Option.

         DETERMINATION OF MARKET RENT. If Tenant timely and appropriately objects to the Market Rent in Tenant's Acceptance, Landlord and Tenant shall attempt to agree upon the Market Rent using their best good-faith efforts. If Landlord and Tenant fail to reach agreement within twenty-one (21) days following Tenant's Acceptance ("Outside Agreement Date"), then each party shall make a separate determination of the Market Rent which shall be submitted to each other and to arbitration in accordance with the following items (i) through (vii):

                  Landlord and Tenant shall each appoint, within ten (10) days of the Outside Agreement Date, one arbitrator who shall by profession be a current real estate broker or appraiser of commercial high-rise properties in the immediate vicinity of the Project, and who has been active in such field over the last five (5) years. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Market Rent is the closest to the actual Market Rent as determined by the arbitrators, taking into account the requirements of item (b), above.

                  The two arbitrators so appointed shall within five (5)
                           business days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two arbitrators.

                  The three arbitrators shall within fifteen (15) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Market Rent, and shall notify Landlord and Tenant thereof.

                  The decision of the majority of the three arbitrators shall be binding upon Landlord and Tenant.

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                                                                 Initials: ____
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


                  If either Landlord or Tenant fails to appoint an arbitrator within ten (10) days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

                  If the two arbitrators fail to agree upon and appoint a third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instruction set forth in this item (d).

                  The cost of arbitration shall be paid by Landlord and Tenant equally.


         RIGHT OF FIRST OFFER

         Landlord hereby grants to Tenant a right of first offer with respect to any space on the sixth (6th) floor of the Project ("First Offer Space"). Notwithstanding the foregoing (i) such first offer right of Tenant shall commence only following the expiration or earlier termination of any existing lease pertaining to the First Offer Space, and, as to any First Offer Space which is vacant as of the date of this Lease, the first lease pertaining to any portion of such First Offer Space entered into by Landlord after the date of this Lease (collectively, the "Superior Leases"), including any renewal or extension of such existing or future lease, whether or not such renewal or extension is pursuant to an express written provision in such lease, and regardless of whether any such renewal or extension is consummated pursuant to a lease amendment or a new lease, and (ii) such first offer right shall be subordinate and secondary to all rights of expansion, first refusal, first offer or similar rights granted to the tenants of the Superior Leases (the rights described in items (i) and (ii), above to be known collectively as "Superior Rights"). Tenant's right of first offer shall be on the terms and conditions set forth in this Section 32.

         PROCEDURE FOR OFFER. Landlord shall notify Tenant (the "First Offer
                  Notice") from time to time when Landlord determines that Landlord shall commence the marketing of any First Offer Space because such space shall become available for lease to third parties, where no holder of a Superior Right desires to lease such space. the First Offer Notice shall describe the space so offered to Tenant and shall set forth Landlord's proposed economic terms and conditions applicable to Tenant's lease of such space (collectively, the "Economic Terms"). Notwithstanding the foregoing, Landlord's obligation to deliver the First Offer Notice shall not apply during the last nine (9) months of the initial Lease Term unless Tenant has delivered an Interest Notice to Landlord pursuant to Section 31(c) above nor shall Landlord be obligated to deliver the First Offer Notice during the last eight (8) months of the initial Lease Term unless Tenant has delivered Tenant's Acceptance to Landlord pursuant to Section 31(c) above.

         PROCEDURE FOR ACCEPTANCE. If Tenant wishes to exercise Tenant's right of first offer with respect to the space described in the First Offer Notice, then within fifteen (15)

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                                                                 Initials: ____
                                                                           ____
                  business days after delivery of the First Offer Notice to Tenant, Tenant shall deliver notice to Landlord of Tenant's intention to exercise its right of first offer with respect to the entire space described in the First Offer Notice. If concurrently with Tenant's exercise of the first offer right, Tenant notifies Landlord that it does not accept the Economic Terms set forth in the First Offer Notice,
                  Landlord and Tenant shall, for a period of fifteen (15) business days after Tenant's exercise, negotiate in good faith to reach agreement as to such Economic Terms. If
                  Tenant does not so notify Landlord that it does not accept the Economic Terms set forth in the First Offer Notice concurrently with Tenant's exercise of the first offer right, the Economic Terms shall be as set forth in the First Offer Notice. In addition, if Tenant does not exercise its right of first offer within the fifteen (15) business day period, or, if Tenant exercises its first offer right but timely objects to Landlord's determination of the Economic Terms within said fifteen (15) business day period, then Landlord shall be free to lease the space described in the First Offer Notice to anyone to whom Landlord desires on any terms Landlord desires and Tenant's right of first offer shall terminate as to the First Offer Space described in the First Office Notice. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first offer, if at all, with respect to all of the space offered by Landlord to Tenant at any particular time, and Tenant may not elect to lease only a portion thereof.

         CONSTRUCTION OF FIRST OFFER SPACE. Tenant shall take the First Offer
                  Space in its "as-is" condition, and Tenant shall be entitled to construct improvements in the First Offer Space in accordance with the provisions of Article 9 of this Lease.

         LEASE OF FIRST OFFER SPACE. If Tenant timely exercises Tenant's right to lease the First Offer Space as set forth herein, Landlord and Tenant shall execute an amendment adding such First Offer Space to this Lease upon the same non-economic terms and conditions as applicable to the initial Premises, and the economic terms and conditions as provided in this Section 32. Tenant shall commence payment of rent for the First Offer Space and the Lease Term of the First Offer space shall commence upon the date of delivery of such space to Tenant. The Lease Term for the First Offer Space shall expire co-terminously with Tenant's lease of the initial Premises.

         NO DEFAULTS. The rights contained in this Section 32(b) shall be personal to the Original Tenant, and may only be exercised by the Original Tenant (and not any assignee, sublessee or other transferee of the Original Tenant's interest in this Lease) if Tenant occupies the entire Premises as of the date of the First Offer Notice. Tenant shall not have the right to lease First Office Space as provided in this Section 32(b) if, as of the date of the First Offer Notice, or, at Landlord's option, as of the scheduled date of delivery of such First Offer Space to Tenant, Tenant is in default under this Lease or Tenant has previously been in default under this Lease more than once.

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


         DIRECTORY

         Provided Tenant is not in default hereunder, Tenant, at Tenant's sole cost and expense, shall have the right to one (1) line in the lobby directory during the Lease Term.


         TERMINATION OPTION

         Provided Tenant fully and completely satisfies each of the conditions set forth in this Article 34, Tenant shall have the option ("Termination Option") to terminate this Lease effective at the end of the sixtieth (60th) month of the initial Term only (the "Termination Date"). In order to exercise the Termination Option, Tenant must fully and completely satisfy each and every one of the following conditions: (a) Tenant must give Landlord written notice ("Termination Notice") of its intention to terminate this Lease, which Termination Notice must be delivered to Landlord at least six (6) months prior to the Termination Date, (b) at the time of the Termination Notice, Tenant shall not be in default under this Lease after expiration of applicable cure periods, and (c) within fourteen (14) days of Tenant's delivery of the Termination Notice to Landlord, Tenant shall pay to Landlord a termination fee ("Termination Fee") equal to the unamortized principal balance, as of the Termination Date, of the
(i) Tenant Improvement Allowance (and Additional Allowance, if any) actually utilized by Tenant, and (ii) the brokerage commissions paid by Landlord in connection with this Lease. Amortization pursuant to this Article 34 shall be calculated on a ten (10) year amortization schedule commencing as of the Commencement Date based upon equal monthly payments of principal and interest, with interest imputed on the outstanding principal balance at the rate of ten percent (10%) per annum. However, if Tenant exercises its right of first offer pursuant to Article 32, above, the Termination Fee shall be increased by the unamortized principal balance of any out-of-pocket sums expended by Landlord in connection with any such expansion (including, without limitation, any sums expended by Landlord to improve the First Offer space and any brokerage commissions incurred by Landlord in connection with such expansion) with such amortization to be calculated over any amortization period from the date upon which Tenant's lease of the First Offer Space commences until the date of expiration of the initial Term, based upon equal monthly payments of principal and interest throughout such amortization period, with interest imputed on the outstanding principal balance at the rate of ten percent (10%) per annum.

         IN WITNESS WHEREOF, the parties have executed this Lease, consisting of the foregoing provisions and Articles, including all exhibits and other attachments referenced therein, as of the date first above written.



         "LANDLORD"                         ARDEN REALTY LIMITED PARTNERSHIP, a
                                            Maryland limited partnership

                                            By:  ARDEN REALTY, INC., a Maryland
                                                 corporation, Its sole general
                                                 partner

                                      43
                                                                 Initials: ____
                                                                           ____

                                                 By:    /s/ Victor J. Coleman
                                                    ----------------------------
                                                        Victor J. Coleman
                                                        Its:  President and CEO


                                                 By:
                                                    ----------------------------
                                                       Its:
                                                           ---------------------


         "TENANT"                           METROPOLITAN LIFE INSURANCE
                                            COMPANY, a New York corporation


                                            By:      /s/ Avi Grossman
                                               --------------------------------
                                            Print Name: Avi Grossman
                                            Its: Vice President


                                            By:
                                               --------------------------------
                                            Print Name:
                                                       ------------------------

                                            Its:
                                                 ------------------------------



                                      44
                                                                 Initials: ____
                                                                           ____

                                   EXHIBIT "A"

                                    PREMISES





















                                                                 Initials: ____
                                                                           ____

                                   EXHIBIT "B'

                              RULES AND REGULATIONS



              1. No sign, advertisement or notice shall be displayed, printed or affixed on or to the Premises or to the outside or inside of the Project or so as to be visible from outside the Premises or Project without Landlord's prior written consent. Landlord shall have the right to remove any non-approved sign, advertisement or notice, without notice to and at the expense of Tenant, and Landlord shall not be liable in damages for such removal. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by Landlord or by a person selected by Landlord and in a manner and style acceptable to Landlord.

              2. Tenant shall no obtain for use on the Premises ice, drinking water, waxing, cleaning, interior glass polishing, rubbish removal, towel or other similar services, or accept barbering or bootblackening, or coffee cart services, milk, soft drinks or other like services on the Premises, except from person authorized by Landlord and at the hours and under regulations fixed by Landlord. No vending machines or machines of any description shall be installed, maintained or operated upon the Premises without Landlord's prior written consent.

              3. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used for any purpose other than for ingress and egress from Tenant's Premises.

              4. Toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein.

              5. Tenant shall no overload the floor of the Premises or mark, drive nails, screw or drill into the partitions ceilings or floor or in any way deface the Premises.

              6. In no event shall Tenant place a load upon any floor of the Premises or portion of any such flooring exceeding the floor load per square foot of area for which such floor is designed to carry and which is allowed by law, or any machinery or equipment which shall cause excessive vibration to the Premises or noticeable vibration to any other part of the Project. Prior to bringing any heavy safes, vaults, large computers or similarly heavy equipment into the Project, Tenant shall inform Landlord in writing of the dimensions and weights thereof and shall obtain Landlord's consent thereto. Such consent shall not constitute a representation or warranty by Landlord that the safe, vault or other equipment complies, with regard to distribution of weight and/or vibration, with the provisions of this Rule 6 nor relieve Tenant from responsibility for the consequences of such noncompliance, and any such safe, vault or other equipment which Landlord determines to constitute a danger of damage to the Project or a nuisance to other tenants, either alone or in combination with


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                                                                           ____
     other heavy and/or vibrating objects and equipment, shall be promptly removed by Tenant upon Landlord's written notice of such determination and demand for removal thereof.

              7. Tenant shall not use or keep in the Premises or Project any kerosene, gasoline or inflammable, explosive or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Landlord.

              8. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord.

              9. Tenant shall not install or use any blinds, shades, awnings or screens in connection with any window or door of the Premises and shall not use any drape or window covering facing any exterior glass surface other than the standard drapes, blinds or other window covering established by Landlord.

              10. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing drapes when the sun's rays fall directly on windows of the Premises. Tenant shall no obstruct, alter, or in any way impair the efficient operation of Landlord's heating, ventilating and air-conditioning system. Tenant shall not tamper with or change the setting of any thermostats or control valves.

              11. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Premises. Tenant shall not, without Landlord's prior written consent, occupy or permit any portion of the Premises to be occupied or used for the manufacture or sale of liquor or tobacco in any form, or a barber or manicure shop, or as an employment bureau. The Premises shall not be used for lodging or sleeping or for any improper, objectionable or immoral purpose. No auction shall be conducted on the Premises.

              12. Tenant shall not make, or permit to be made, any unseemly or disturbing noises, or disturb or interfere with occupants of Project or neighboring buildings or premises or those having business with it by the use of any musical instrument, radio, phonographs or unusual noise, or in any other way.

              13. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any tenant in the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for tenants, their employees and visitors shall be permitted. No tenant shall cause or permit any unusual or objectionable odors to be produced in or permeate from or throughout the Premises.

              14. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Project shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills.


                                       2
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              15. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanisms thereof unless Landlord is first notified thereof, gives written approval, and is furnished a key therefor. Each tenant must, upon the termination of his tenancy, give to Landlord all keys of stores, offices, or toilets or toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

              16. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Project or its desirability as an office building and upon written notice from Landlord any tenant shall refrain from and discontinue such advertising.

              17. Landlord reserves the right to control access to the Project by all persons after reasonable hours of generally recognized business days and at all hours on Sundays and legal holidays. Each tenant shall be responsible for all persons for whom it requests after hours access and shall be liable to Landlord for all acts of such persons. Landlord shall have the right from time to time to establish reasonable rules pertaining to freight elevator usage, including the allocation and reservation of such usage for tenants' initial move-in to their premises, and final departure therefrom.

              18. Any person employed by any tenant to do janitorial work shall, while in the Project and outside of the Premises, be subject to and under the control and direction of the Office of the Project (but not as an agent or servant of Landlord, and the tenant shall be responsible for all acts of such persons).

              19. All doors opening on to public corridors shall be kept closed, except when being used for ingress and egress.

              20. The requirements of tenants will be attended to only upon application to the Office of the Project.

              21. Canvassing, soliciting and peddling in the Project are prohibited and each tenant shall cooperate to prevent the same.

              22. All office equipment of any electrical or mechanical nature shall be placed by tenants in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise or annoyance.

              23. No air-conditioning unit or other similar apparatus shall be installed or used by any tenant without the prior written consent of Landlord. Tenant shall pay the cost of all electricity use for air-conditioning in the Premises if such electrical consumption exceeds normal office requirements, regardless of whether additional apparatus is installed pursuant to the preceding sentence.


                                    EXHIBIT "B"
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

              24. There shall not be used in any space, or in the public halls of the Project, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

              25. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Project must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord. Tenant shall no permit the consumption in the Premises of more than 2 1/2 watts per net usable square foot in the Premises in respect of office lighting nor shall Tenant permit the consumption in the Premises of more than 1-1/2 watts per net usable square foot of space in the Premises in respect of the power outlets therein, at any one time. In the event that such limits are exceeded, Landlord shall have the right to require Tenant to remove lighting fixtures and equipment and/or to charge Tenant for the cost of the additional electricity consumed.

              26. PARKING.

                  (a) Garage hours shall be 7:00 a.m. to 7:00 p.m., Monday through Friday, and closed on weekends, state and federal holidays excepted, as such hours may be revised from time to time by Landlord.
                  (b) Automobiles must be parked entirely within the stall lines on the floor.
                  (c) All directional signs and arrows must be observed.
                  (d) The speed limit shall be 5 miles per hour.
                  (e) Parking is prohibited in areas not striped for parking.
                  (f) Parking cards or any other device or form of identification supplied by Landlord (or its operator) shall remain the property of Landlord (or its operator). Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable or assignable and any device in the possession of an unauthorized holder will be void. There will be a replacement charge to the Tenant or person designated by Tenant of $25.00 for loss of any parking card.
                  (g) The monthly rate for parking is payable one (1) month in advance and must be paid by the third business day of each month. Failure to do so will automatically cancel parking privileges and a charge at the prevailing daily rate will be due. No deductions or allowances from the monthly rate will be made for days parker does not use Parking Facilities.
                  (h) Tenant may validate visitor parking by such method or methods as the Landlord may approve, at the validation rate from time to time generally applicable to visitor parking.
                  (i) Landlord (and its operator) may refuse to permit any person who violates the within rules to park in the garage, and any violation of the rules shall subject the automobile to removal from the garage at the parker's expense. In either of said events, Landlord (or its operator) shall refund a prorate portion of the current monthly parking rate and the sticker or any other form of identification supplied by Landlord (or its operator) will be returned to Landlord (or its operator).
                  (j) Garage managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

                                    EXHIBIT "B"
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                  (k) Every parker is required to park and lock their own
automobile. All responsibility for any loss or damage to automobiles or any personal property therein is assumed by the parker.
                  (l) Loss or theft of parking identification devices form automobiles must be reported to the garage manager immediately, and a lost or stolen report must be filed by the parker at that time.
                  (m) The Parking facilities are for the sole purpose of parking one automobile per space. Washing, waxing, cleaning or servicing of any vehicles by the parker or his agents I prohibited.
                  (n) Landlord (and its operator) reserves the right to refuse the issuance of monthly stickers or other parking identification devices to any tenant and/or its employees who refuse to comply with the above Rules and Regulations and all City, State or Federal ordinances, laws or agreements.
                  (o) Tenant agrees to acquaint all employees with these Rules and Regulations.

                  (p) No vehicle shall be stored in the garage for a period of more than one (1) week.























                                    EXHIBIT "B"
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

                                   EXHIBIT "C"

                           NOTICE OF LEASE TERM DATES
                        AND TENANT'S PROPORTIONATE SHARE


TO: _____________________________               DATE:  ________________________
    _____________________________
    _____________________________

RE:      Lease dated ______________, 19____, between___________________________
___________________________________("Landlord"), and___________________________
___________________________________("Tenant"), concerning Suite ___________, located at ____________________________________________________.

Ladies and Gentlemen:

         In accordance with the Lease, Landlord wishes to advise and/or confirm the following:

         1. That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the Lease and that there is no deficiency in construction.

         2. That the Tenant has taken possession of the Premises and acknowledges that under the provisions of the Lease the Term of said Lease shall commence as of ______________ for a term of _________________________
ending on ______________________________________.

         3. That in accordance with the lease, Basic Rental commenced to accrue on _______________________________________.

         4. If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a prorata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

         5. Rent is due and payable in advance on the first day of each and every month during the Term of said Lease. Your rent checks should be made payable to ________________________________ at _______________________________
_____________________________________________.

         6. The exact number of rentable square feet within the Premises is ____ square feet.





                                    EXHIBIT "C"
                                         1
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

         7. Tenant's Proportionate Share, as adjusted based upon the exact number of rentable square feet within the Premises is _______%.



AGREED AND ACCEPTED:

TENANT:

______________________________,
a_____________________________


By:   ________________________
      Its:____________________



























                                    EXHIBIT "C"
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                                   EXHIBIT "D"

                               TENANT WORK LETTER



         This Tenant Work Letter shall set forth the terms and conditions relating to the renovation of the tenant improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the renovation of the Premises, in sequence, as such issues will arise.

                                    SECTION 1

                 LANDLORD'S INITIAL CONSTRUCTION IN THE PREMISES

         Landlord has constructed, at its sole cost and expense, the base, shell and core (i) of the Premises, and (ii) of the floor of the Project on which the Premises is located (collectively, the "Base, Shell and Core"). Tenant has inspected and hereby approves the condition of the Base, Shell and Core, and agrees that the Base, Shell and Core shall be delivered to Tenant in its current "as-is" condition. The improvements to be initially installed in the Premises shall be designed and constructed pursuant to this Tenant Work Letter. Any cost of initial design and construction of any improvements to the Premises shall be a "Tenant Improvement Allowance Item," as that term is defined in Section 2.2. of this Tenant Work Letter.

                                    SECTION 2

                               TENANT IMPROVEMENTS

         2.1 TENANT IMPROVEMENT ALLOWANCE. Tenant shall be entitled to a one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount of $301,180.00 (based upon $20.00 per useable square foot contained within the Premises for the costs relating to the initial design and construction of Tenant's improvements which are permanently affixed to the Premises (the "Tenant Improvements"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance and in no event shall Tenant be entitled to any credit for any portion of the Tenant Improvement Allowance which is not used by Tenant on or before the date which is three (3) months after the Commencement Date. Notwithstanding the foregoing, in the event costs to be incurred for the Tenant Improvements exceed the Tenant Improvement Allowance, Tenant may elect, by written notice to Landlord at any time on or before the commencement of construction, to increase the Tenant Improvement Allowance by up to Five Dollars ($5.00) per usable square foot contained within the Premises ("Additional Allowance"). If Tenant exercises its option to so increase the Tenant Improvement Allowance, Monthly Basic Rental for the Premises shall be increased throughout the initial Term by an amount sufficient to amortize the Additional Allowance over a ten (10) year term based upon equal monthly payments of principal and interest, with interest imputed on the outstanding principal balance at ten percent (10%) per annum.


                                    EXHIBIT "D"
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

         2.2      DISBURSEMENT OF THE TENANT IMPROVEMENT ALLOWANCE.

                  2.2.1 TENANT IMPROVEMENT ALLOWANCE ITEMS. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord (which disbursements shall be made pursuant to Section 2.2.2 below) for costs related to the construction of the Tenant Improvements and for the following items and costs (collectively, the "Tenant Improvement Allowance Items"): (i) payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Tenant Work Letter, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter; (ii) the cost of permits, construction supervision fees and the cost of installing data and voice cabling throughout the Premises; (iii) the cost of any changes in the Base, Shall and Core required by the Construction Drawings; and (iv) the cost of any changes to the Construction Drawings or Tenant Improvements required by applicable building codes (the "Code").

                  2.2.2 DISBURSEMENT OF TENANT IMPROVEMENT ALLOWANCE. A check for that portion of the Tenant Improvement Allowance used by Tenant for the Tenant Improvement Allowance Items payable to Contractor and/or Tenant's Agents (as applicable) shall be delivered by Landlord to Tenant within thirty
(30) days after Tenant provides Landlord with documentation reasonably acceptable to Landlord that Tenant has paid for at least $451,770.00 in costs for Tenant Improvement Allowance Items for the Premises, provided that Tenant delivers to Landlord properly executed unconditional or conditional mechanics lien releases in a form reasonably acceptable to Landlord together with invoices from all of Tenant's Agents and all other information reasonably requested by Landlord. Landlord shall only be obligated to make disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items.

         2.3 STANDARD TENANT IMPROVEMENTS. Landlord shall be entitled to designate specifications for any improvements in the Premises which are visible from the exterior of the Building including, without limitation, any window coverings.

                                    SECTION 3

                              CONSTRUCTION DRAWINGS

         3.1 SELECTION OF ARCHITECT/CONSTRUCTION DRAWINGS. Tenant shall retain an architect/space planner reasonably approved by Landlord (the "Architect") to prepare the "Construction Drawings," as that term is defined in this Section 3.1. Tenant shall also retain the engineering consultants reasonably approved by Landlord (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC and lifesafety work of the Tenant Improvements. Landlord agrees that, subject to the terms of this Tenant Work Letter, the Tenant Improvements may be designed and constructed on a "design/build" basis. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." All Construction Drawings shall comply with the drawing format and specifications as reasonably determined by


                                    EXHIBIT "D"
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

Landlord, and shall be subject to Landlord's reasonable approval. Tenant and Architect shall verify, the in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings.

         3.2 FINAL SPACE PLAN. Tenant and the Architect shall prepare the final space plan for Tenant Improvements in the Premises (collectively, the "Final Space Plan"), which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall deliver the Final space Plan to Landlord for Landlord's approval. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall advise Tenant within ten (10) days after Landlord's receipt of the Final space Plan for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require.

         3.3 FINAL WORKING DRAWINGS. Upon Landlord's approval of the Final Space Plan, Tenant, the Architect and the Engineers shall complete the architectural and engineering drawings for the Premises, and the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same, or components thereof prepared on a "design/build" basis, to Landlord for Landlord's approval. Landlord may request clarification or more specific drawings for special use items not included in the Final Working Drawings. Landlord shall advise Tenant within ten (10) days after Landlord's receipt of the Final Working Drawings for the Premises, or any component thereof, if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall promptly cause the Final Working Drawings (or such component) to be revised to correct any deficiencies or other matters Landlord may reasonably require.

         3.4 PERMITS. The Final Working Drawings shall be approved by Landlord (the "Approved Working Drawings") prior to the commencement of the construction of the Tenant Improvements. Tenant shall cause the Architect to immediately submit the Approved Working Drawings to the appropriate municipal authorities for all applicable building permits necessary to allow "Contractor," as that term is defined in Section 4.1, below, to commence and fully complete the construction of the Tenant Improvements (the "Permits"). No changes, modification or alterations (except de minimis changes which shall be reflected in the as-built drawings) in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.


                                    EXHIBIT "D"
                                         3
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

                                    SECTION 4

                     CONSTRUCTION OF THE TENANT IMPROVEMENTS

         4.1 CONTRACTOR. Tenant shall select either Tishman West or Turner Construction as the general contractor for the Tenant Improvements and shall notify Landlord upon such selection. The contractor so selected may be referred to herein as the "Contractor."

         4.2 TENANT'S AGENTS. All subcontractors, laborers, materialmen, and suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Tenant's Agents") must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. If Landlord does not approve any of the Tenant's proposed subcontractors, laborers, materialmen or suppliers, Tenant shall submit other proposed subcontractors, laborers, materialmen or suppliers for Landlord's written approval. Notwithstanding the foregoing, Tenant shall be required to utilize either (i) CSI Electric, Berg Electric, Angeles Electric or J. H. Bryant Electric for any electrical work, and (ii) Air-Tech, ACCO or Dahme Heating and Air Conditioning for any mechanical work.

         4.3 CONSTRUCTION CONTRACT; COST BUDGET. Prior to Tenant's execution of the construction contract and general conditions with Contractor (the "Contract"), Tenant shall submit the Contract to Landlord for its approval, which approval shall not be unreasonably withheld or delayed. prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Tenant or the Contractor, which costs form a basis for the amount of the contract (the "Final Costs"). Tenant shall be responsible for any excess of the amount of the Final Costs over the amount of the Tenant Improvement Allowance.

         4.4 LANDLORD'S GENERAL CONDITIONS FOR TENANT'S AGENTS AND TENANT IMPROVEMENT WORK. Tenant's and Tenant's Agent's construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings; and (ii) Tenant shall abide by all rules made by Landlord's Project manager with respect to the use of freight, loading dock and service elevators (if any), storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements.

         4.5      INDEMNITY. Tenant's indemnity of Landlord as set forth in
Article 13 of this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with the Tenant's non-payment of any amount arising out of the Tenant Improvements and/or Tenant's disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in Article 13 of this Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord's performance of any ministerial acts reasonably necessary (i) to permit Tenant to


                                    EXHIBIT "D"
                                         4
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

complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate or occupancy for the Premises.

         4.6 REQUIREMENT OF TENANT'S AGENTS. Each of Tenant's Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

         4.7      INSURANCE REQUIREMENTS.

                  4.7.1 GENERAL COVERAGES. All of Tenant's Agents shall carry workers' compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Article 14 of this Lease.

                  4.7.2 SPECIAL COVERAGES. Tenant or Tenant's Contractor shall carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may reasonably require.

                  4.7.3 GENERAL TERMS. Certificates for all insurance carried pursuant to this Section 4.7 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will given Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements re damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord. All policies carried under this Section
4.7 shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant's Agents. All insurance, except Workers' Compensation, maintained by Tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder.

         4.8 GOVERNMENTAL COMPLIANCE. The Tenant Improvements shall comply in all respect with the following: (i) all applicable codes and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.


                                    EXHIBIT "D"
                                         5
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

         4.9 INSPECTION BY LANDLORD. Landlord shall have the right to inspect the Tenant Improvements at all times, provided, however, that the Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute Landlord's approval of the same. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided, however, that (i) in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or life-safety systems of the Project, the structure or exterior appearance of the Project or any other tenant's use of such other tenant's leased premises, Landlord may take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is correct to Landlord's satisfaction, and (ii) any defects or deviations resulting from the requirements of the Engineers designated by Landlord for tie-in of the systems of the Premises to the systems of the Building pursuant to Section 3.1 above shall be the responsibility of Landlord.

         4.10 NOTICE OF COMPLETION; COPY OF RECORD SET OF PLANS. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the appropriate County in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction, (i)Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record-set" of as-built drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two
(2) sets of copies of such record set of drawings within ninety (90) days following issuance of a certificate of occupancy for the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

                                    SECTION 5

                      COMPLETION OF THE TENANT IMPROVEMENTS

         The October 1, 1997 component of the definition of the Commencement Date specified in Article 1.A of the Lease shall be extended one (1) day for each day that Tenant is delayed in completing the Tenant Improvements in the Premises as a result of an "Uncontrollable Delay" or a "Landlord Delay." The term "Uncontrollable Delay" shall mean only an actual delay in the completion of the Tenant Improvements resulting directly from fire, earthquake, flood, acts of


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

God, industry-wide labor strikes or lockouts which objectively preclude Tenant from obtaining labor or substitute materials necessary for completing the Tenant Improvements, a moratorium on the issuance of governmental permits or approvals or an extension of the time ordinarily required by applicable governmental entities to issue such permits and approvals beyond the time period normally required for such permits and approvals as of June 1, 1997 (but only where such extension is not due to (i) the acts or omissions of Tenant, the Architect or the Contractor or any of Tenant's Agents or (ii) such governmental entity's determination that any plans do not comply with governmental laws, codes or other regulations) or any other cause beyond the control of Tenant. The term "Landlord Delay" shall mean only an actual delay in the completion of the Tenant Improvements which is directly caused by (a) the failure of Landlord to provide authorizations or approvals within the time periods set forth in this Tenant Work Letter; (b) the material interference by Landlord with the completion of the Tenant Improvements or the refusal of Landlord to permit Tenant's Agents reasonable access to the Premises as required in this Tenant Work Letter; or (c) Landlord's failure to provide Tenant with possession of the Premises for the purpose of constructing the Tenant Improvements after the Final Working Drawings have been approved by Landlord and Tenant has received all necessary governmental permits and approvals. Notwithstanding anything to the contrary contained herein, neither an Uncontrollable Delay nor a Landlord Delay shall include any of the foregoing delays to the extent caused by the acts, omissions or misconduct of Tenant, or Tenant's Agents. No Uncontrollable Delay or Landlord Delay shall be deemed to have occurred unless Tenant has given Landlord written notice that an act or omission on the part of Landlord or its agents is about to occur or has occurred (with respect to an alleged Landlord Delay) or that an event giving rise to an Uncontrollable Delay is about to occur or has occurred (with respect to an Uncontrollable Delay) which will cause a delay in the completion of the Tenant Improvements and Landlord has failed to cure such delay (with respect to a Landlord Delay) or has failed to remedy the situation giving rise to a potential Uncontrollable Delay (with respect to an alleged Uncontrollable Delay) within one (1) business day after Landlord's receipt of such notice, in which case the number of days of delay after such notice shall be a Landlord Delay or an Uncontrollable Delay, as applicable.

                                    SECTION 6

                                  MISCELLANEOUS

         6.1 TENANT'S REPRESENTATIVE. Prior to commencement of construction of Tenant Improvements, Tenant shall designate a representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

         6.2 LANDLORD'S REPRESENTATIVE. Prior to commencement of construction of Tenant Improvements, Landlord shall designate a representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

         6.3 TIME OF THE ESSENCE IN THIS TENANT WORK LETTER. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days.


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